Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

________________________________

Declaration Page for Use With

Mortgage Guaranty Master Policy
___________________________

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured’s Name and Mailing Address:	Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3305
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC7
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-70192 (8/01)

#71-70201 (10/01)

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

_____________________________________________

Authorized Representative
Steven M. Thompson, Vice President

Form #71-70035 (10/96)

________________________________________________

Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.19

Physical Damage

1.20

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan.  An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired.  Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.  Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such payment has not been made or such basis for  Appropriate Proceedings remains.  For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law.  Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities.  Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3.  A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified.  The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy.  References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate—  In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application.  Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information.  The Company shall be entitled to fully rely on such alternative Application as submitted.  Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination.  If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan.  Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured —  The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.  The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation—  Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations—  Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due.  The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium.  Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan.  Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.  Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds.  The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate.  The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment.  Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.  If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium.  If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company.  The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium.  Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate—  The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation.  Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request.  However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request.  Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy— Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy.  However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan—  The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan.  If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy.  The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself.  Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full—  If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications—  Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions—  The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained.  The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions—  If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing.  The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing—  If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.  The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner—  If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy.   The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof.  In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner.  If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits—  The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment—  Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").  This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards.  This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date—  Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction—  Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence—  (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)  Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer— Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) — Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company.  The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions- Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable.  A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment—  Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status—  Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms—  Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default - The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports—  Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default.  These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim—  If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company.  The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b).  Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim.  Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed.  If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.  If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance—  The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained.  Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings—  The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken.  Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default.  When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected.  Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages—  The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property.  The Company must administer this Policy in good faith.

5.7

Advances— The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements— The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company:  a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required—  The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period.  The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled.  The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured.  The Company shall then promptly either approve or not approve such offer.  If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below.  The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property.  If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.  The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer.  Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company - The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company.  The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim—  If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance—  If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property.  If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3.  If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but  which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option.  Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option.  Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable.  The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.  In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim.  The sixty-day period will be suspended until the Company receives such additional documents and information.  The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property.  If the Company does not notify the Insured by that date, its right to such access will be deemed waived.  If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it.  If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period— If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim.  If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation— Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property.  Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale.  If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation—  Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property.  The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner—  A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance—  If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period).  In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy.  Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business.  Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan.  No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower—  The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company.  Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency—  Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company.  Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns—  This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law—  All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice—  All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received.  The Company and the Insured may mutually agree that notices will be sent to any additional Person.  Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations—  The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media—  The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them.  In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche.  Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation

MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

Policy Issued to:	Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3305
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC7
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable . Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means, as applicable to Loans with an Original LTV as follows, the indicated percentage, or such other percentage as set forth on the applicable Certificate:

Original LTV	Per Loan Loss Percentage
As shown on the Commitment Certificate

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan in at least the following percent, as applicable to the indicated Original LTV, or for some or all of the Loans such other coverage percent as set forth on the applicable Certificate:

Minimum Primary Policy Coverage
Original LTV	Percentage
As shown on the Commitment Certificate

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety ( 9 0) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre- foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G .

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H .

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I .

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

A ny Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan under this Policy may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 55% of the Value of the Property or if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

S ection 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions

Policy Issued to:	Attached to and Forming Part of Master Policy Number:
LaSalle Bank National Association as Trustee for the	12-670-4-3305
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC7
135 South LaSalle Street	Effective Date of Policy:
Suite 1625	July 1, 2003
Chicago, Illinois 60603

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage - This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment --- Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans - Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency - Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

______________________________

Certificate

(Covering Multiple Loans)

______________________________

______________________________________________________________________________________________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

              Insured's Information

       Coverage Information

Insured Name and Mailing Address:

Certificate Issuance Date:  July 30, 2003

LaSalle Bank National Association as Trustee for the

Structured Asset Investment Loan Trust Mortgage

Certificate Effective Date:  July 1, 2003

Pass-Through Certificates Series 2003-BC7

135 South LaSalle Street

Number of Loans Insured:  1,558

Suite 1625

Chicago, Illinois  60603

Aggregate Insured Amount of Loans:

$241,479,294.73

Coverage Amount on Each loan: See attached schedule

           Master Policy Information

Master Policy Number:        12-670-4-3305

Applicable Endorsements:  #71-70192 (6/01)

                                            #71-70201 (10/01)

       Premium Information

Premium Rate:  See attached schedule

Premium Type:  Monthly

Premium Refundability:    Non-refundable

Renewal Option:    Declining

Premium Source:   Non-Borrower Paid

Notes

•

The attached schedule contains a summary of coverage and premium information on a loan-by-loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

•

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

MGIC

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

Total	1,558	$241,479,294.73

1	106519812	244,754.37	85	0	30	ARM	191 BPS	to be assigned
2	106833668	447,203.30	90	0	34	ARM	191 BPS	to be assigned
3	106836000	252,095.85	85	0	30	ARM	191 BPS	to be assigned
4	106836208	132,482.66	85	0	30	fixed	131 BPS	to be assigned
5	106840812	392,861.48	90	0	34	ARM	191 BPS	to be assigned
6	106840838	196,283.05	84	0	29	ARM	191 BPS	to be assigned
7	106841042	149,130.51	88	0	32	ARM	191 BPS	to be assigned
8	107057374	107,010.63	82	0	27	ARM	191 BPS	to be assigned
9	107057481	147,944.21	86	0	30	ARM	191 BPS	to be assigned
10	107058000	132,862.60	90	0	34	ARM	191 BPS	to be assigned
11	107058141	304,142.96	84	0	29	fixed	131 BPS	to be assigned
12	107058281	124,078.61	83	0	28	ARM	191 BPS	to be assigned
13	107058430	201,827.52	89	0	33	ARM	191 BPS	to be assigned
14	107058521	185,605.81	84	0	29	ARM	191 BPS	to be assigned
15	107059115	176,821.95	85	0	30	fixed	131 BPS	to be assigned
16	107059511	156,428.22	85	0	30	ARM	191 BPS	to be assigned
17	107059594	218,662.22	83	0	28	ARM	191 BPS	to be assigned
18	107059644	116,324.17	90	0	34	fixed	131 BPS	to be assigned
19	107060691	173,746.15	90	0	34	ARM	191 BPS	to be assigned
20	107060873	187,843.37	90	0	34	fixed	131 BPS	to be assigned
21	107061152	197,407.11	81	0	26	fixed	131 BPS	to be assigned
22	107061293	139,477.99	85	0	30	ARM	191 BPS	to be assigned
23	107061558	308,687.18	85	0	30	ARM	191 BPS	to be assigned
24	107061566	149,343.16	100	0	40	ARM	191 BPS	to be assigned
25	107062093	278,797.71	84	0	29	fixed	131 BPS	to be assigned
26	107062218	114,435.41	90	0	34	fixed	131 BPS	to be assigned
27	107062242	161,475.73	90	0	34	ARM	191 BPS	to be assigned
28	107062440	249,354.37	86	0	31	fixed	131 BPS	to be assigned
29	107063166	198,757.64	85	0	30	ARM	191 BPS	to be assigned
30	107063646	298,530.68	90	0	34	ARM	191 BPS	to be assigned
31	107063711	186,117.01	89	0	33	ARM	191 BPS	to be assigned
32	107063794	185,517.93	83	0	28	ARM	191 BPS	to be assigned
33	107064735	133,017.56	90	0	34	ARM	191 BPS	to be assigned
34	107065021	294,357.18	90	0	34	ARM	191 BPS	to be assigned
35	107065278	362,055.58	90	0	34	ARM	191 BPS	to be assigned
36	107065369	229,297.34	94	0	37	ARM	191 BPS	to be assigned
37	107065401	233,958.41	90	0	34	fixed	131 BPS	to be assigned
38	107841538	143,913.19	90	0	34	ARM	191 BPS	to be assigned
39	107841561	147,762.19	90	0	34	ARM	191 BPS	to be assigned
40	108560541	156,590.06	90	30	4	ARM	191 BPS	to be assigned
41	108560566	136,803.06	90	30	4	ARM	191 BPS	to be assigned
42	108560574	78,785.65	90	30	4	ARM	191 BPS	to be assigned
43	108560590	84,098.46	90	30	4	ARM	191 BPS	to be assigned
44	108560608	306,910.58	90	30	4	ARM	191 BPS	to be assigned
45	108560699	102,955.98	95	30	7	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

46	108560731	67,243.54	90	30	4	ARM	191 BPS	to be assigned
47	108560772	79,193.75	95	30	7	ARM	191 BPS	to be assigned
48	108560848	117,127.84	95	30	7	ARM	191 BPS	to be assigned
49	108560905	155,492.22	95	30	7	ARM	191 BPS	to be assigned
50	108560947	89,422.65	90	30	4	ARM	191 BPS	to be assigned
51	108561051	130,072.31	83	22	6	ARM	191 BPS	to be assigned
52	108561135	131,721.81	95	30	7	ARM	191 BPS	to be assigned
53	108561168	75,463.33	95	30	7	ARM	191 BPS	to be assigned
54	108561267	277,512.42	90	30	4	ARM	191 BPS	to be assigned
55	108561325	233,138.11	85	22	8	ARM	191 BPS	to be assigned
56	108561341	93,180.82	90	30	4	ARM	191 BPS	to be assigned
57	108561424	142,318.17	90	30	4	ARM	191 BPS	to be assigned
58	108561432	157,197.63	85	22	8	ARM	191 BPS	to be assigned
59	108561523	346,193.03	90	30	4	ARM	191 BPS	to be assigned
60	108561549	125,211.80	90	30	4	ARM	191 BPS	to be assigned
61	108561564	135,616.40	95	30	7	ARM	191 BPS	to be assigned
62	108561614	173,195.85	85	22	8	ARM	191 BPS	to be assigned
63	108561663	161,870.86	90	30	4	ARM	191 BPS	to be assigned
64	108561671	236,942.50	85	22	8	ARM	191 BPS	to be assigned
65	108561689	228,739.24	90	30	4	ARM	191 BPS	to be assigned
66	108561770	118,436.51	95	30	7	ARM	191 BPS	to be assigned
67	108561853	322,660.27	90	30	4	ARM	191 BPS	to be assigned
68	108561911	251,137.22	90	30	4	ARM	191 BPS	to be assigned
69	108561929	194,172.39	95	30	7	ARM	191 BPS	to be assigned
70	108561978	142,418.65	90	30	4	ARM	191 BPS	to be assigned
71	108562018	147,857.73	95	30	7	ARM	191 BPS	to be assigned
72	108562083	131,345.68	95	30	7	ARM	191 BPS	to be assigned
73	108562109	224,299.19	90	30	4	ARM	191 BPS	to be assigned
74	108562158	309,777.56	90	30	4	ARM	191 BPS	to be assigned
75	108562208	78,582.09	85	22	8	ARM	191 BPS	to be assigned
76	108562216	146,666.13	95	30	7	ARM	191 BPS	to be assigned
77	108562232	134,585.22	87	30	1	ARM	191 BPS	to be assigned
78	108562257	202,096.83	90	30	4	ARM	191 BPS	to be assigned
79	108562265	146,993.06	95	30	7	ARM	191 BPS	to be assigned
80	108562315	109,968.82	95	30	7	ARM	191 BPS	to be assigned
81	108673088	89,873.54	90	0	34	ARM	191 BPS	to be assigned
82	108673120	116,852.18	90	0	34	ARM	191 BPS	to be assigned
83	108673153	161,190.18	85	0	30	ARM	191 BPS	to be assigned
84	108673252	81,796.31	90	0	34	fixed	131 BPS	to be assigned
85	108673260	56,598.72	90	0	34	fixed	131 BPS	to be assigned
86	108673344	58,419.00	90	0	34	ARM	191 BPS	to be assigned
87	108673419	130,265.50	90	0	34	ARM	191 BPS	to be assigned
88	108673492	57,622.73	90	0	34	ARM	191 BPS	to be assigned
89	108673500	155,447.71	90	0	34	ARM	191 BPS	to be assigned
90	108673526	193,105.46	90	0	34	ARM	191 BPS	to be assigned
91	108673534	64,705.44	90	0	34	ARM	191 BPS	to be assigned
92	108673542	112,359.92	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

93	108673609	65,927.20	95	0	37	ARM	191 BPS	to be assigned
94	108673666	64,050.63	85	0	30	ARM	191 BPS	to be assigned
95	108673716	92,541.79	90	0	34	ARM	191 BPS	to be assigned
96	108673757	98,820.75	90	0	34	ARM	191 BPS	to be assigned
97	108673781	90,035.66	95	0	37	ARM	191 BPS	to be assigned
98	108673815	179,732.26	90	0	34	ARM	191 BPS	to be assigned
99	108673823	179,684.91	90	0	34	ARM	191 BPS	to be assigned
100	108673831	179,732.26	90	0	34	ARM	191 BPS	to be assigned
101	108673849	179,732.26	90	0	34	ARM	191 BPS	to be assigned
102	108673864	69,187.15	90	0	34	ARM	191 BPS	to be assigned
103	108673872	69,187.15	90	0	34	ARM	191 BPS	to be assigned
104	108673989	116,698.67	95	0	37	ARM	191 BPS	to be assigned
105	108674011	71,883.31	90	0	34	ARM	191 BPS	to be assigned
106	108674060	196,424.43	95	0	37	ARM	191 BPS	to be assigned
107	108674078	116,810.42	90	0	34	ARM	191 BPS	to be assigned
108	108674086	197,254.25	95	0	37	ARM	191 BPS	to be assigned
109	108674185	189,745.13	95	0	37	ARM	191 BPS	to be assigned
110	108674193	61,671.98	95	0	37	ARM	191 BPS	to be assigned
111	108674201	225,774.59	95	0	37	ARM	191 BPS	to be assigned
112	108674300	138,467.81	95	0	37	ARM	191 BPS	to be assigned
113	108674334	103,322.68	90	0	34	ARM	191 BPS	to be assigned
114	108674342	50,738.01	95	0	37	fixed	131 BPS	to be assigned
115	108674409	103,328.05	90	0	34	ARM	191 BPS	to be assigned
116	108674623	88,542.31	90	0	34	ARM	191 BPS	to be assigned
117	108674631	258,996.19	95	0	37	ARM	191 BPS	to be assigned
118	108674649	99,606.42	95	0	37	fixed	131 BPS	to be assigned
119	108674706	52,174.22	95	0	37	ARM	191 BPS	to be assigned
120	108674714	70,086.23	89	0	33	ARM	191 BPS	to be assigned
121	108674722	66,716.71	90	0	34	ARM	191 BPS	to be assigned
122	108674730	74,590.97	90	0	34	ARM	191 BPS	to be assigned
123	108674748	163,694.11	85	0	30	ARM	191 BPS	to be assigned
124	108674821	80,854.46	90	0	34	ARM	191 BPS	to be assigned
125	108674870	162,226.03	95	0	37	ARM	191 BPS	to be assigned
126	108674938	67,385.70	95	0	37	fixed	131 BPS	to be assigned
127	108675059	108,857.84	95	0	37	ARM	191 BPS	to be assigned
128	108675182	71,988.72	90	0	34	ARM	191 BPS	to be assigned
129	108675265	157,265.24	90	0	34	ARM	191 BPS	to be assigned
130	108675281	56,552.99	90	0	34	ARM	191 BPS	to be assigned
131	108675299	54,757.64	90	0	34	ARM	191 BPS	to be assigned
132	108675307	54,757.64	90	0	34	ARM	191 BPS	to be assigned
133	108675356	97,025.36	90	0	34	ARM	191 BPS	to be assigned
134	108675398	170,745.14	90	0	34	ARM	191 BPS	to be assigned
135	108675430	264,247.39	90	0	34	ARM	191 BPS	to be assigned
136	108675455	220,305.42	90	0	34	ARM	191 BPS	to be assigned
137	108675463	222,991.16	95	0	37	ARM	191 BPS	to be assigned
138	108675471	222,991.16	95	0	37	ARM	191 BPS	to be assigned
139	108675497	182,406.48	85	0	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

140	108675562	71,922.10	90	0	34	ARM	191 BPS	to be assigned
141	108675570	222,991.75	95	0	37	ARM	191 BPS	to be assigned
142	108681263	102,787.02	100	0	40	ARM	191 BPS	to be assigned
143	108681321	175,302.31	93	0	36	ARM	191 BPS	to be assigned
144	108681339	448,808.15	90	0	34	ARM	191 BPS	to be assigned
145	108681347	105,217.84	83	0	28	ARM	191 BPS	to be assigned
146	108681354	141,665.67	89	0	33	ARM	191 BPS	to be assigned
147	108681362	122,934.69	85	0	30	ARM	191 BPS	to be assigned
148	108681370	169,554.11	100	0	40	ARM	191 BPS	to be assigned
149	108681511	269,370.57	90	0	34	ARM	191 BPS	to be assigned
150	108681586	448,596.99	90	0	34	fixed	131 BPS	to be assigned
151	108681594	381,351.94	90	0	34	fixed	131 BPS	to be assigned
152	108681610	214,508.62	90	0	34	fixed	131 BPS	to be assigned
153	108681685	95,864.99	85	22	8	fixed	131 BPS	to be assigned
154	108681727	133,822.70	90	0	34	fixed	131 BPS	to be assigned
155	108686684	110,229.38	85	0	30	ARM	191 BPS	to be assigned
156	108688383	75,498.31	90	0	34	fixed	131 BPS	to be assigned
157	108688482	177,193.47	95	0	37	ARM	191 BPS	to be assigned
158	108863408	33,937.12	85	0	30	fixed	131 BPS	to be assigned
159	108863465	37,312.04	85	0	30	ARM	191 BPS	to be assigned
160	108863481	37,757.85	85	0	30	fixed	131 BPS	to be assigned
161	108863531	39,776.88	85	0	30	fixed	131 BPS	to be assigned
162	108863580	41,305.95	90	0	34	fixed	131 BPS	to be assigned
163	108863614	42,449.49	90	0	34	fixed	131 BPS	to be assigned
164	108863713	44,497.01	85	0	30	fixed	131 BPS	to be assigned
165	108863721	44,692.35	90	0	34	fixed	131 BPS	to be assigned
166	108863788	46,900.84	84	0	29	ARM	191 BPS	to be assigned
167	108863796	47,223.84	85	0	30	ARM	191 BPS	to be assigned
168	108863986	50,409.10	85	0	30	ARM	191 BPS	to be assigned
169	108864000	50,909.46	85	0	30	fixed	131 BPS	to be assigned
170	108864018	50,885.74	85	0	30	ARM	191 BPS	to be assigned
171	108864075	52,111.99	90	0	34	ARM	191 BPS	to be assigned
172	108864133	54,734.26	90	0	34	ARM	191 BPS	to be assigned
173	108864190	57,078.77	90	0	34	ARM	191 BPS	to be assigned
174	108864208	58,398.29	90	0	34	fixed	131 BPS	to be assigned
175	108864232	59,366.68	85	0	30	fixed	131 BPS	to be assigned
176	108864240	59,376.97	85	0	30	ARM	191 BPS	to be assigned
177	108864299	61,039.44	85	0	30	ARM	191 BPS	to be assigned
178	108864307	61,110.41	90	0	34	ARM	191 BPS	to be assigned
179	108864323	61,484.59	90	0	34	fixed	131 BPS	to be assigned
180	108864372	62,865.75	90	0	34	fixed	131 BPS	to be assigned
181	108864406	63,604.29	85	0	30	ARM	191 BPS	to be assigned
182	108864414	63,580.38	85	0	30	ARM	191 BPS	to be assigned
183	108864430	63,724.94	90	0	34	ARM	191 BPS	to be assigned
184	108864471	64,199.97	90	0	34	ARM	191 BPS	to be assigned
185	108864489	64,470.40	85	0	30	ARM	191 BPS	to be assigned
186	108864539	65,279.99	85	0	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

187	108864554	66,141.38	85	0	30	ARM	191 BPS	to be assigned
188	108864612	67,913.60	85	0	30	ARM	191 BPS	to be assigned
189	108864620	67,825.07	84	0	29	ARM	191 BPS	to be assigned
190	108864638	68,384.45	86	0	31	fixed	131 BPS	to be assigned
191	108864653	69,144.73	90	0	34	ARM	191 BPS	to be assigned
192	108864679	69,867.87	90	0	34	fixed	131 BPS	to be assigned
193	108864729	71,807.43	90	0	34	ARM	191 BPS	to be assigned
194	108864737	71,857.02	90	0	34	ARM	191 BPS	to be assigned
195	108864745	72,086.49	85	0	30	ARM	191 BPS	to be assigned
196	108864786	72,876.36	85	0	30	ARM	191 BPS	to be assigned
197	108864810	73,637.91	90	0	34	ARM	191 BPS	to be assigned
198	108864885	77,154.30	85	0	30	ARM	191 BPS	to be assigned
199	108864893	77,407.62	90	0	34	fixed	131 BPS	to be assigned
200	108864901	78,345.68	85	0	30	fixed	131 BPS	to be assigned
201	108864943	80,294.62	90	0	34	fixed	131 BPS	to be assigned
202	108864984	82,687.47	85	0	30	ARM	191 BPS	to be assigned
203	108865015	83,022.78	83	0	28	ARM	191 BPS	to be assigned
204	108865031	84,388.68	90	0	34	ARM	191 BPS	to be assigned
205	108865056	84,757.97	85	0	30	ARM	191 BPS	to be assigned
206	108865064	84,874.90	85	0	30	ARM	191 BPS	to be assigned
207	108865098	85,672.46	85	0	30	fixed	131 BPS	to be assigned
208	108865114	86,177.73	90	0	34	ARM	191 BPS	to be assigned
209	108865155	88,807.84	85	0	30	ARM	191 BPS	to be assigned
210	108865171	88,888.10	90	0	34	ARM	191 BPS	to be assigned
211	108865189	89,007.03	85	0	30	fixed	131 BPS	to be assigned
212	108865205	89,035.63	85	0	30	ARM	191 BPS	to be assigned
213	108865247	91,548.90	85	0	30	ARM	191 BPS	to be assigned
214	108865296	92,434.58	85	0	30	ARM	191 BPS	to be assigned
215	108865304	94,298.61	90	0	34	fixed	131 BPS	to be assigned
216	108865312	94,212.81	90	0	34	fixed	131 BPS	to be assigned
217	108865387	96,702.04	88	0	32	ARM	191 BPS	to be assigned
218	108865395	97,002.61	90	0	34	fixed	131 BPS	to be assigned
219	108865411	97,539.58	85	0	30	ARM	191 BPS	to be assigned
220	108865429	97,595.71	90	0	34	fixed	131 BPS	to be assigned
221	108865437	97,944.62	90	0	34	ARM	191 BPS	to be assigned
222	108865445	98,781.02	90	0	34	fixed	131 BPS	to be assigned
223	108865452	98,815.05	90	0	34	fixed	131 BPS	to be assigned
224	108865502	100,386.23	90	0	34	ARM	191 BPS	to be assigned
225	108865544	105,054.51	85	0	30	ARM	191 BPS	to be assigned
226	108865577	106,921.31	90	0	34	fixed	131 BPS	to be assigned
227	108865585	107,781.14	90	0	34	fixed	131 BPS	to be assigned
228	108865593	107,011.06	82	0	27	fixed	131 BPS	to be assigned
229	108865619	107,640.24	90	0	34	fixed	131 BPS	to be assigned
230	108865627	107,753.15	90	0	34	ARM	191 BPS	to be assigned
231	108865643	107,743.17	86	0	31	ARM	191 BPS	to be assigned
232	108865718	110,417.99	90	0	34	ARM	191 BPS	to be assigned
233	108865734	111,370.57	85	0	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

234	108865742	112,207.76	85	0	30	ARM	191 BPS	to be assigned
235	108865767	113,084.11	90	0	34	ARM	191 BPS	to be assigned
236	108865775	113,731.56	95	0	37	ARM	191 BPS	to be assigned
237	108865791	114,941.90	90	0	34	ARM	191 BPS	to be assigned
238	108865809	116,406.44	90	0	34	fixed	131 BPS	to be assigned
239	108865825	116,700.34	90	0	34	ARM	191 BPS	to be assigned
240	108865833	116,760.90	90	0	34	ARM	191 BPS	to be assigned
241	108865858	117,656.20	90	0	34	ARM	191 BPS	to be assigned
242	108865916	120,866.86	85	0	30	ARM	191 BPS	to be assigned
243	108865924	120,354.10	90	0	34	fixed	131 BPS	to be assigned
244	108865932	121,196.50	90	0	34	ARM	191 BPS	to be assigned
245	108865940	121,169.54	85	0	30	fixed	131 BPS	to be assigned
246	108865999	123,722.38	85	0	30	ARM	191 BPS	to be assigned
247	108866005	124,239.94	89	0	33	ARM	191 BPS	to be assigned
248	108866013	124,572.37	82	0	27	ARM	191 BPS	to be assigned
249	108866021	124,805.43	90	0	34	ARM	191 BPS	to be assigned
250	108866047	127,554.49	90	0	34	ARM	191 BPS	to be assigned
251	108866070	127,644.67	81	0	26	ARM	191 BPS	to be assigned
252	108866120	129,718.71	90	0	34	ARM	191 BPS	to be assigned
253	108866138	130,004.73	90	0	34	fixed	131 BPS	to be assigned
254	108866153	131,381.86	85	0	30	fixed	131 BPS	to be assigned
255	108866195	134,103.38	90	0	34	ARM	191 BPS	to be assigned
256	108866237	135,267.15	85	0	30	fixed	131 BPS	to be assigned
257	108866245	135,658.79	90	0	34	ARM	191 BPS	to be assigned
258	108866260	139,205.91	90	0	34	ARM	191 BPS	to be assigned
259	108866286	139,137.63	90	0	34	ARM	191 BPS	to be assigned
260	108866294	139,115.90	90	0	34	ARM	191 BPS	to be assigned
261	108866328	139,943.97	90	0	34	ARM	191 BPS	to be assigned
262	108866369	143,785.59	89	0	33	fixed	131 BPS	to be assigned
263	108866377	143,821.28	90	0	34	ARM	191 BPS	to be assigned
264	108866385	144,195.11	85	0	30	fixed	131 BPS	to be assigned
265	108866401	146,754.50	89	0	33	ARM	191 BPS	to be assigned
266	108866435	149,022.41	90	0	34	ARM	191 BPS	to be assigned
267	108866443	149,943.31	90	0	34	ARM	191 BPS	to be assigned
268	108866450	150,144.48	85	0	30	ARM	191 BPS	to be assigned
269	108866484	150,996.48	85	0	30	ARM	191 BPS	to be assigned
270	108866500	152,617.91	90	0	34	ARM	191 BPS	to be assigned
271	108866518	155,058.64	83	0	28	ARM	191 BPS	to be assigned
272	108866534	156,607.83	84	0	29	ARM	191 BPS	to be assigned
273	108866559	161,573.92	90	0	34	ARM	191 BPS	to be assigned
274	108866575	161,551.21	88	0	32	ARM	191 BPS	to be assigned
275	108866591	164,805.11	90	0	34	fixed	131 BPS	to be assigned
276	108866609	170,616.12	92	0	36	ARM	191 BPS	to be assigned
277	108866617	170,686.20	90	0	34	ARM	191 BPS	to be assigned
278	108866682	177,996.23	85	0	30	ARM	191 BPS	to be assigned
279	108866690	178,056.29	85	0	30	ARM	191 BPS	to be assigned
280	108866724	179,536.98	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

281	108866732	180,601.29	85	0	30	ARM	191 BPS	to be assigned
282	108866740	181,350.33	90	0	34	fixed	131 BPS	to be assigned
283	108866773	182,195.84	85	0	30	ARM	191 BPS	to be assigned
284	108866807	184,091.07	85	0	30	ARM	191 BPS	to be assigned
285	108866831	186,668.19	90	0	34	ARM	191 BPS	to be assigned
286	108866880	195,736.48	90	0	34	fixed	131 BPS	to be assigned
287	108866906	197,465.28	90	0	34	ARM	191 BPS	to be assigned
288	108866930	200,894.28	85	0	30	ARM	191 BPS	to be assigned
289	108866948	201,432.20	84	0	29	ARM	191 BPS	to be assigned
290	108866955	203,310.30	85	0	30	ARM	191 BPS	to be assigned
291	108866997	210,273.44	85	0	30	ARM	191 BPS	to be assigned
292	108867011	216,323.56	90	0	34	ARM	191 BPS	to be assigned
293	108867029	216,452.61	83	0	29	ARM	191 BPS	to be assigned
294	108867037	217,920.19	85	0	30	ARM	191 BPS	to be assigned
295	108867045	218,489.43	84	0	29	ARM	191 BPS	to be assigned
296	108867060	220,474.47	85	0	30	ARM	191 BPS	to be assigned
297	108867102	234,383.59	84	0	29	ARM	191 BPS	to be assigned
298	108867128	237,357.27	85	0	30	fixed	131 BPS	to be assigned
299	108867136	237,626.83	85	0	30	ARM	191 BPS	to be assigned
300	108867169	245,781.01	85	0	30	ARM	191 BPS	to be assigned
301	108867177	251,286.81	90	0	34	ARM	191 BPS	to be assigned
302	108867227	265,607.47	85	0	30	fixed	131 BPS	to be assigned
303	108867235	267,778.95	85	0	30	ARM	191 BPS	to be assigned
304	108867250	288,312.79	85	0	30	ARM	191 BPS	to be assigned
305	108867284	317,225.04	85	0	30	ARM	191 BPS	to be assigned
306	108867292	322,283.52	85	0	30	ARM	191 BPS	to be assigned
307	108867375	107,839.18	90	0	34	fixed	131 BPS	to be assigned
308	108867409	87,135.21	90	0	34	fixed	131 BPS	to be assigned
309	108867458	72,145.29	85	0	30	fixed	131 BPS	to be assigned
310	108867466	80,848.68	90	0	34	fixed	131 BPS	to be assigned
311	108867474	71,899.66	90	0	34	fixed	131 BPS	to be assigned
312	108867490	55,166.90	85	0	30	fixed	131 BPS	to be assigned
313	108867508	112,794.81	90	0	34	fixed	131 BPS	to be assigned
314	108867516	40,719.78	85	0	30	fixed	131 BPS	to be assigned
315	108867599	121,299.84	90	0	34	fixed	131 BPS	to be assigned
316	108867607	64,530.60	85	0	30	fixed	131 BPS	to be assigned
317	108867672	49,941.04	83	0	28	fixed	131 BPS	to be assigned
318	108867714	215,661.96	90	0	34	fixed	131 BPS	to be assigned
319	108867748	69,223.20	90	0	34	fixed	131 BPS	to be assigned
320	108867805	252,864.77	90	0	34	fixed	131 BPS	to be assigned
321	108867839	103,293.11	90	0	34	fixed	131 BPS	to be assigned
322	108867854	48,361.32	85	0	30	fixed	131 BPS	to be assigned
323	108867862	112,819.63	84	0	29	fixed	131 BPS	to be assigned
324	108867888	101,548.56	90	0	34	fixed	131 BPS	to be assigned
325	108867961	46,242.87	85	0	30	fixed	131 BPS	to be assigned
326	108867979	91,668.68	85	0	30	fixed	131 BPS	to be assigned
327	108867987	90,355.58	88	0	33	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

328	108868001	134,814.51	90	0	34	fixed	131 BPS	to be assigned
329	108868035	177,695.62	86	0	31	ARM	191 BPS	to be assigned
330	108868084	166,960.83	88	0	32	ARM	191 BPS	to be assigned
331	108868126	157,265.48	90	0	34	ARM	191 BPS	to be assigned
332	108868142	145,574.07	90	0	34	ARM	191 BPS	to be assigned
333	108868175	179,692.19	90	0	34	ARM	191 BPS	to be assigned
334	108868225	268,602.85	90	0	34	ARM	191 BPS	to be assigned
335	108868290	87,403.18	85	0	30	ARM	191 BPS	to be assigned
336	108868316	190,504.36	90	0	34	ARM	191 BPS	to be assigned
337	108868332	107,798.43	90	0	34	ARM	191 BPS	to be assigned
338	108868399	135,767.44	85	0	30	ARM	191 BPS	to be assigned
339	108868407	119,485.08	90	0	34	ARM	191 BPS	to be assigned
340	108868415	122,086.68	90	0	34	ARM	191 BPS	to be assigned
341	108868449	233,350.27	85	0	30	ARM	191 BPS	to be assigned
342	108868480	106,007.29	90	0	34	ARM	191 BPS	to be assigned
343	108868522	332,472.64	90	0	34	ARM	191 BPS	to be assigned
344	108868548	73,673.78	90	0	34	ARM	191 BPS	to be assigned
345	108868621	118,790.46	85	0	30	ARM	191 BPS	to be assigned
346	108868647	116,832.62	90	0	34	ARM	191 BPS	to be assigned
347	108868696	215,639.88	90	0	34	ARM	191 BPS	to be assigned
348	108868704	156,499.11	90	0	34	ARM	191 BPS	to be assigned
349	108868720	289,193.81	81	0	27	ARM	191 BPS	to be assigned
350	108868738	83,093.11	90	0	34	ARM	191 BPS	to be assigned
351	108868746	275,838.66	85	0	30	ARM	191 BPS	to be assigned
352	108868753	113,202.25	90	0	34	ARM	191 BPS	to be assigned
353	108868779	145,555.52	90	0	34	ARM	191 BPS	to be assigned
354	108868787	154,921.34	89	0	33	ARM	191 BPS	to be assigned
355	108868803	146,468.13	90	0	34	ARM	191 BPS	to be assigned
356	108868811	269,325.58	85	0	30	ARM	191 BPS	to be assigned
357	108868837	282,919.45	90	0	34	ARM	191 BPS	to be assigned
358	108868845	106,062.91	85	0	30	ARM	191 BPS	to be assigned
359	108868860	161,259.53	85	0	30	ARM	191 BPS	to be assigned
360	108868894	193,169.11	90	0	34	ARM	191 BPS	to be assigned
361	108868902	73,835.42	85	0	30	ARM	191 BPS	to be assigned
362	108868910	114,431.16	85	0	30	ARM	191 BPS	to be assigned
363	108868928	176,115.62	90	0	34	ARM	191 BPS	to be assigned
364	108868951	114,119.34	90	0	34	ARM	191 BPS	to be assigned
365	108869009	137,620.02	87	0	32	ARM	191 BPS	to be assigned
366	108869017	112,839.97	83	0	29	ARM	191 BPS	to be assigned
367	108869025	194,737.43	82	0	27	ARM	191 BPS	to be assigned
368	108869033	106,405.89	85	0	30	ARM	191 BPS	to be assigned
369	108869058	251,551.91	90	0	34	ARM	191 BPS	to be assigned
370	108869074	73,817.22	85	0	30	ARM	191 BPS	to be assigned
371	108869090	276,725.98	90	0	34	ARM	191 BPS	to be assigned
372	108869108	151,705.81	90	0	34	ARM	191 BPS	to be assigned
373	108869132	80,369.53	90	0	34	ARM	191 BPS	to be assigned
374	108869140	64,973.63	85	0	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

375	108869181	98,461.55	85	0	30	ARM	191 BPS	to be assigned
376	108869207	114,999.10	90	0	34	ARM	191 BPS	to be assigned
377	108869215	146,880.16	85	0	30	fixed	131 BPS	to be assigned
378	108869231	90,795.00	90	0	34	fixed	131 BPS	to be assigned
379	108869272	106,068.29	85	0	30	ARM	191 BPS	to be assigned
380	108869298	121,288.13	90	0	34	ARM	191 BPS	to be assigned
381	108869306	101,539.26	90	0	34	ARM	191 BPS	to be assigned
382	108869314	148,267.60	90	0	34	ARM	191 BPS	to be assigned
383	108869322	102,416.83	90	0	34	ARM	191 BPS	to be assigned
384	108869488	132,126.34	90	0	34	ARM	191 BPS	to be assigned
385	108878018	346,018.45	87	0	31	ARM	191 BPS	to be assigned
386	108878083	58,795.45	95	0	37	fixed	131 BPS	to be assigned
387	108878125	113,589.41	85	0	30	fixed	131 BPS	to be assigned
388	108878141	203,687.47	95	0	37	ARM	191 BPS	to be assigned
389	108878257	94,335.71	90	0	34	ARM	191 BPS	to be assigned
390	108878299	51,300.95	95	0	37	fixed	131 BPS	to be assigned
391	108878307	81,160.36	83	0	28	ARM	191 BPS	to be assigned
392	108878372	193,107.09	90	0	34	ARM	191 BPS	to be assigned
393	108878414	349,090.88	84	0	29	ARM	191 BPS	to be assigned
394	108878471	85,308.45	95	0	37	ARM	191 BPS	to be assigned
395	108878489	119,553.54	85	0	30	fixed	131 BPS	to be assigned
396	108878554	95,488.59	90	0	34	fixed	131 BPS	to be assigned
397	108878646	72,756.69	90	0	34	fixed	131 BPS	to be assigned
398	108879057	234,866.50	85	0	30	ARM	191 BPS	to be assigned
399	108879081	197,641.29	90	0	34	ARM	191 BPS	to be assigned
400	108879115	76,368.36	86	0	31	ARM	191 BPS	to be assigned
401	108879123	94,281.23	90	0	34	ARM	191 BPS	to be assigned
402	108879198	103,325.55	90	0	34	fixed	131 BPS	to be assigned
403	108879271	308,878.92	84	0	29	fixed	131 BPS	to be assigned
404	108879297	70,351.97	85	0	30	ARM	191 BPS	to be assigned
405	108879354	107,145.32	95	0	37	ARM	191 BPS	to be assigned
406	108879388	123,254.78	95	0	37	fixed	131 BPS	to be assigned
407	108879537	97,920.45	90	0	34	ARM	191 BPS	to be assigned
408	108880089	73,711.23	90	0	34	ARM	191 BPS	to be assigned
409	108880105	123,000.27	85	0	30	ARM	191 BPS	to be assigned
410	108880121	84,819.11	81	0	26	fixed	131 BPS	to be assigned
411	108880329	169,733.56	85	0	30	ARM	191 BPS	to be assigned
412	108880337	224,755.34	85	0	30	ARM	191 BPS	to be assigned
413	108880428	237,917.03	90	0	34	ARM	191 BPS	to be assigned
414	108880485	141,432.42	90	0	34	fixed	131 BPS	to be assigned
415	108880600	115,089.73	95	0	37	ARM	191 BPS	to be assigned
416	108880717	110,254.89	85	0	30	ARM	191 BPS	to be assigned
417	108880766	75,392.34	95	0	37	ARM	191 BPS	to be assigned
418	108880808	97,406.10	90	0	34	fixed	131 BPS	to be assigned
419	108880832	335,743.61	95	0	37	ARM	191 BPS	to be assigned
420	108880857	80,409.42	90	0	34	ARM	191 BPS	to be assigned
421	108880881	67,713.02	85	0	30	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

422	108880899	247,046.99	90	0	34	ARM	191 BPS	to be assigned
423	108880915	159,149.72	95	0	37	ARM	191 BPS	to be assigned
424	108880931	80,157.22	85	0	30	ARM	191 BPS	to be assigned
425	108880949	137,487.34	95	0	37	ARM	191 BPS	to be assigned
426	108880956	109,041.70	95	0	37	ARM	191 BPS	to be assigned
427	108881079	110,475.67	90	0	34	ARM	191 BPS	to be assigned
428	108881129	159,585.69	100	0	40	fixed	131 BPS	to be assigned
429	108881137	172,284.10	86	0	31	ARM	191 BPS	to be assigned
430	108881236	70,037.97	90	0	34	fixed	131 BPS	to be assigned
431	108881327	119,456.71	83	0	28	ARM	191 BPS	to be assigned
432	108881343	199,875.90	90	0	34	ARM	191 BPS	to be assigned
433	108881350	232,007.04	90	0	34	ARM	191 BPS	to be assigned
434	108881376	229,075.62	90	0	34	fixed	131 BPS	to be assigned
435	108881392	68,742.35	95	0	37	ARM	191 BPS	to be assigned
436	108881475	245,281.55	90	0	34	ARM	191 BPS	to be assigned
437	108881533	313,427.00	90	0	34	ARM	191 BPS	to be assigned
438	108881582	62,571.65	95	0	37	ARM	191 BPS	to be assigned
439	108881657	85,368.78	95	0	37	ARM	191 BPS	to be assigned
440	108881723	176,311.97	95	0	37	ARM	191 BPS	to be assigned
441	108881798	119,853.69	90	0	34	ARM	191 BPS	to be assigned
442	108881848	80,835.54	90	0	34	fixed	131 BPS	to be assigned
443	108881871	176,525.17	95	0	37	ARM	191 BPS	to be assigned
444	108881921	116,802.38	90	0	34	ARM	191 BPS	to be assigned
445	108881962	148,131.96	90	0	34	ARM	191 BPS	to be assigned
446	108881970	133,362.23	95	0	37	ARM	191 BPS	to be assigned
447	108882127	246,899.87	90	0	34	fixed	131 BPS	to be assigned
448	108882168	190,812.90	85	0	30	ARM	191 BPS	to be assigned
449	108882200	57,487.91	90	0	34	ARM	191 BPS	to be assigned
450	108882242	196,339.14	90	0	34	fixed	131 BPS	to be assigned
451	108882283	96,764.76	82	0	27	ARM	191 BPS	to be assigned
452	108882432	156,719.19	90	0	34	ARM	191 BPS	to be assigned
453	108882549	199,163.73	95	0	37	ARM	191 BPS	to be assigned
454	108882622	105,697.00	95	0	37	ARM	191 BPS	to be assigned
455	108882630	58,385.03	90	0	34	ARM	191 BPS	to be assigned
456	108882705	194,609.66	85	0	30	fixed	131 BPS	to be assigned
457	108882713	131,508.86	85	0	30	ARM	191 BPS	to be assigned
458	108882739	93,386.07	100	0	40	ARM	191 BPS	to be assigned
459	108882754	301,715.73	90	0	34	ARM	191 BPS	to be assigned
460	108882911	90,733.62	90	0	34	fixed	131 BPS	to be assigned
461	108882952	206,654.66	90	0	34	ARM	191 BPS	to be assigned
462	108883083	139,223.00	90	0	34	ARM	191 BPS	to be assigned
463	108883463	58,337.92	90	0	34	fixed	131 BPS	to be assigned
464	108883588	76,394.88	90	0	34	fixed	131 BPS	to be assigned
465	108883620	170,771.62	90	0	34	fixed	131 BPS	to be assigned
466	108883927	105,045.22	90	0	34	ARM	191 BPS	to be assigned
467	108884008	115,005.97	90	0	34	ARM	191 BPS	to be assigned
468	108884057	298,733.25	94	0	36	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

469	108884354	244,664.20	95	0	37	ARM	191 BPS	to be assigned
470	108884370	179,737.31	90	0	34	ARM	191 BPS	to be assigned
471	108884412	296,891.44	95	0	37	ARM	191 BPS	to be assigned
472	108884453	212,593.88	84	0	29	ARM	191 BPS	to be assigned
473	108884529	151,699.23	88	0	33	ARM	191 BPS	to be assigned
474	108884594	124,934.94	90	0	34	ARM	191 BPS	to be assigned
475	108884677	208,518.87	90	0	34	ARM	191 BPS	to be assigned
476	108884784	88,344.22	84	0	29	ARM	191 BPS	to be assigned
477	108884826	165,949.51	95	0	37	ARM	191 BPS	to be assigned
478	108884891	82,582.11	90	0	34	ARM	191 BPS	to be assigned
479	108884925	79,675.12	95	0	37	ARM	191 BPS	to be assigned
480	108885005	89,098.41	85	0	30	ARM	191 BPS	to be assigned
481	108885088	157,907.77	85	0	30	ARM	191 BPS	to be assigned
482	108885237	157,235.39	90	0	34	ARM	191 BPS	to be assigned
483	108885336	125,763.09	90	0	34	ARM	191 BPS	to be assigned
484	108885450	109,524.78	95	0	37	ARM	191 BPS	to be assigned
485	108885534	93,328.06	85	0	30	ARM	191 BPS	to be assigned
486	108885625	106,045.34	85	0	30	ARM	191 BPS	to be assigned
487	108885633	131,254.40	90	0	34	ARM	191 BPS	to be assigned
488	108885666	123,266.83	95	0	37	ARM	191 BPS	to be assigned
489	108885856	157,235.19	89	0	33	fixed	131 BPS	to be assigned
490	108885955	146,113.77	85	0	30	fixed	131 BPS	to be assigned
491	108885971	137,845.51	85	0	30	fixed	131 BPS	to be assigned
492	108886227	229,190.99	90	0	34	fixed	131 BPS	to be assigned
493	108886243	143,582.42	90	0	34	ARM	191 BPS	to be assigned
494	108886292	173,922.56	85	0	30	ARM	191 BPS	to be assigned
495	108886326	140,783.89	85	0	30	ARM	191 BPS	to be assigned
496	108886391	113,728.81	85	0	30	fixed	131 BPS	to be assigned
497	108886474	104,118.65	83	0	28	ARM	191 BPS	to be assigned
498	108886516	198,934.62	85	0	30	fixed	131 BPS	to be assigned
499	108886581	116,810.81	90	0	34	ARM	191 BPS	to be assigned
500	108886631	135,829.47	85	0	30	ARM	191 BPS	to be assigned
501	108886748	178,231.57	90	0	34	ARM	191 BPS	to be assigned
502	108886813	81,564.35	95	0	37	ARM	191 BPS	to be assigned
503	108886920	63,829.94	90	0	34	ARM	191 BPS	to be assigned
504	108887092	146,842.96	95	0	37	ARM	191 BPS	to be assigned
505	108887266	189,778.30	95	0	37	ARM	191 BPS	to be assigned
506	108887308	153,273.73	83	0	28	ARM	191 BPS	to be assigned
507	108887381	103,339.62	90	0	34	ARM	191 BPS	to be assigned
508	108887449	219,675.70	85	0	30	fixed	131 BPS	to be assigned
509	108887530	367,568.15	90	0	34	ARM	191 BPS	to be assigned
510	108887597	271,312.62	90	0	34	ARM	191 BPS	to be assigned
511	108887605	125,653.03	90	0	34	ARM	191 BPS	to be assigned
512	108887654	60,248.12	90	0	34	fixed	131 BPS	to be assigned
513	108887712	58,401.20	90	0	34	ARM	191 BPS	to be assigned
514	108887753	199,171.34	95	0	37	fixed	131 BPS	to be assigned
515	108887860	291,783.60	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

516	108887902	59,285.59	90	0	34	ARM	191 BPS	to be assigned
517	108887944	78,612.32	95	0	37	ARM	191 BPS	to be assigned
518	108887951	67,354.71	90	0	34	ARM	191 BPS	to be assigned
519	108888090	129,901.85	95	0	37	ARM	191 BPS	to be assigned
520	108888108	72,093.74	95	0	37	ARM	191 BPS	to be assigned
521	108888298	90,976.18	95	0	37	fixed	131 BPS	to be assigned
522	108888405	94,370.16	90	0	34	fixed	131 BPS	to be assigned
523	108888553	75,891.29	95	0	37	ARM	191 BPS	to be assigned
524	108888603	127,333.47	85	0	30	ARM	191 BPS	to be assigned
525	108888793	227,314.35	95	0	37	fixed	131 BPS	to be assigned
526	108888975	304,336.81	86	0	31	ARM	191 BPS	to be assigned
527	108889155	182,475.32	87	0	31	ARM	191 BPS	to be assigned
528	108889338	130,135.23	86	0	31	ARM	191 BPS	to be assigned
529	108889544	115,627.12	95	0	37	ARM	191 BPS	to be assigned
530	108889635	117,009.37	85	0	30	ARM	191 BPS	to be assigned
531	108889775	115,088.82	85	0	30	ARM	191 BPS	to be assigned
532	108889858	99,623.06	85	0	30	ARM	191 BPS	to be assigned
533	108889874	113,202.84	90	0	34	ARM	191 BPS	to be assigned
534	108889908	88,054.37	90	0	34	ARM	191 BPS	to be assigned
535	108890039	208,737.95	95	0	37	ARM	191 BPS	to be assigned
536	108890070	74,897.60	95	0	37	ARM	191 BPS	to be assigned
537	108890203	224,435.24	90	0	34	ARM	191 BPS	to be assigned
538	108890237	81,557.97	95	0	37	ARM	191 BPS	to be assigned
539	108890278	247,049.92	90	0	34	ARM	191 BPS	to be assigned
540	108890294	51,132.82	90	0	34	ARM	191 BPS	to be assigned
541	108890393	168,492.75	94	0	37	ARM	191 BPS	to be assigned
542	108890716	63,797.94	90	0	34	ARM	191 BPS	to be assigned
543	108890732	161,756.37	90	0	34	ARM	191 BPS	to be assigned
544	108890823	160,907.66	85	0	30	fixed	131 BPS	to be assigned
545	108890906	49,957.42	95	0	37	ARM	191 BPS	to be assigned
546	108890930	139,212.58	90	0	34	ARM	191 BPS	to be assigned
547	108890971	104,205.94	95	0	37	ARM	191 BPS	to be assigned
548	108891029	274,546.96	100	0	40	fixed	131 BPS	to be assigned
549	108891243	272,242.37	90	0	34	fixed	131 BPS	to be assigned
550	108891292	104,236.70	95	0	37	ARM	191 BPS	to be assigned
551	108891540	150,914.08	90	0	34	ARM	191 BPS	to be assigned
552	108891805	151,375.85	95	0	37	fixed	131 BPS	to be assigned
553	108891839	65,519.06	81	0	27	fixed	131 BPS	to be assigned
554	108891870	203,110.05	90	0	34	fixed	131 BPS	to be assigned
555	108891888	113,816.22	95	0	37	fixed	131 BPS	to be assigned
556	108891938	87,856.74	87	0	32	fixed	131 BPS	to be assigned
557	108892100	262,372.55	85	0	30	ARM	191 BPS	to be assigned
558	108892142	157,053.66	90	0	34	ARM	191 BPS	to be assigned
559	108892183	113,749.63	95	0	37	ARM	191 BPS	to be assigned
560	108892217	120,422.22	90	0	34	ARM	191 BPS	to be assigned
561	108892332	119,502.56	95	0	37	ARM	191 BPS	to be assigned
562	108892381	116,654.08	95	0	37	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

563	108892431	93,848.47	95	0	37	fixed	131 BPS	to be assigned
564	108892456	70,757.73	90	0	34	ARM	191 BPS	to be assigned
565	108892472	65,631.37	90	0	34	ARM	191 BPS	to be assigned
566	108892498	57,414.41	95	0	37	ARM	191 BPS	to be assigned
567	108892647	76,397.40	81	0	26	fixed	131 BPS	to be assigned
568	108892746	279,504.56	90	0	34	ARM	191 BPS	to be assigned
569	108892761	84,069.23	90	0	34	fixed	131 BPS	to be assigned
570	108892928	81,733.71	90	0	34	ARM	191 BPS	to be assigned
571	108893116	390,442.77	90	0	34	ARM	191 BPS	to be assigned
572	108893272	60,713.90	95	0	37	ARM	191 BPS	to be assigned
573	108893306	165,550.53	85	0	30	fixed	131 BPS	to be assigned
574	108893389	229,195.30	88	0	32	ARM	191 BPS	to be assigned
575	108893397	62,779.93	87	0	32	ARM	191 BPS	to be assigned
576	108893512	80,572.65	85	0	30	ARM	191 BPS	to be assigned
577	108893546	85,396.04	95	0	37	ARM	191 BPS	to be assigned
578	108893561	220,595.74	85	0	30	fixed	131 BPS	to be assigned
579	108893678	71,168.56	95	0	37	ARM	191 BPS	to be assigned
580	108893694	179,731.99	90	0	34	ARM	191 BPS	to be assigned
581	108893801	176,185.52	90	0	34	ARM	191 BPS	to be assigned
582	108893868	116,885.41	90	0	34	fixed	131 BPS	to be assigned
583	108893934	71,924.15	90	0	34	ARM	191 BPS	to be assigned
584	108894098	189,273.37	85	0	30	fixed	131 BPS	to be assigned
585	108894205	127,958.86	95	0	37	ARM	191 BPS	to be assigned
586	108894247	106,131.61	95	0	37	fixed	131 BPS	to be assigned
587	108894270	145,091.57	85	0	30	fixed	131 BPS	to be assigned
588	108894312	192,292.68	90	0	34	ARM	191 BPS	to be assigned
589	108894452	80,013.98	90	0	34	fixed	131 BPS	to be assigned
590	108894551	103,780.57	90	0	34	fixed	131 BPS	to be assigned
591	108894593	265,367.48	95	0	37	ARM	191 BPS	to be assigned
592	108894601	246,988.25	90	0	34	ARM	191 BPS	to be assigned
593	108894858	190,997.67	85	0	30	ARM	191 BPS	to be assigned
594	108894940	237,679.55	85	0	30	fixed	131 BPS	to be assigned
595	108894981	86,285.51	95	0	37	fixed	131 BPS	to be assigned
596	108895152	361,895.48	90	0	34	ARM	191 BPS	to be assigned
597	108895194	99,918.44	85	0	30	fixed	131 BPS	to be assigned
598	108895293	148,262.96	90	0	34	fixed	131 BPS	to be assigned
599	108895442	157,175.63	90	0	34	fixed	131 BPS	to be assigned
600	108895541	56,632.53	90	0	34	fixed	131 BPS	to be assigned
601	108895616	116,278.60	85	0	30	ARM	191 BPS	to be assigned
602	108895707	120,363.11	95	0	37	ARM	191 BPS	to be assigned
603	108895871	276,753.32	95	0	37	fixed	131 BPS	to be assigned
604	108895913	438,857.11	89	0	33	ARM	191 BPS	to be assigned
605	108895962	97,512.93	85	0	30	ARM	191 BPS	to be assigned
606	108896085	160,144.07	95	0	37	ARM	191 BPS	to be assigned
607	108896176	62,847.87	90	0	34	ARM	191 BPS	to be assigned
608	108896267	135,632.85	80	0	26	ARM	191 BPS	to be assigned
609	108896309	142,324.94	95	0	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

610	108896390	132,287.17	85	0	30	ARM	191 BPS	to be assigned
611	108896507	93,359.38	85	0	30	fixed	131 BPS	to be assigned
612	108896515	95,260.76	90	0	34	ARM	191 BPS	to be assigned
613	108896853	158,394.24	95	0	37	fixed	131 BPS	to be assigned
614	108896879	173,465.64	80	0	26	ARM	191 BPS	to be assigned
615	108897042	110,377.56	84	0	29	fixed	131 BPS	to be assigned
616	108897059	186,044.64	88	0	32	fixed	131 BPS	to be assigned
617	108897083	163,274.22	90	0	34	fixed	131 BPS	to be assigned
618	108897091	95,286.35	90	0	34	ARM	191 BPS	to be assigned
619	108897224	184,214.12	90	0	34	ARM	191 BPS	to be assigned
620	108897331	287,367.51	90	0	34	ARM	191 BPS	to be assigned
621	108897364	158,447.00	90	0	34	ARM	191 BPS	to be assigned
622	108897380	287,553.77	90	0	34	ARM	191 BPS	to be assigned
623	108897414	71,791.29	90	0	34	ARM	191 BPS	to be assigned
624	108897612	111,387.74	90	0	34	ARM	191 BPS	to be assigned
625	108897638	156,930.70	85	0	30	fixed	131 BPS	to be assigned
626	108897653	69,622.77	85	0	30	fixed	131 BPS	to be assigned
627	108897661	193,208.46	90	0	34	fixed	131 BPS	to be assigned
628	108897968	145,149.50	95	0	37	fixed	131 BPS	to be assigned
629	108898040	142,718.79	90	0	34	ARM	191 BPS	to be assigned
630	108898099	69,237.97	95	0	37	fixed	131 BPS	to be assigned
631	108898222	205,688.91	90	0	34	fixed	131 BPS	to be assigned
632	108898339	98,231.89	95	0	37	fixed	131 BPS	to be assigned
633	108898362	269,605.96	90	0	34	ARM	191 BPS	to be assigned
634	108898388	138,334.14	95	0	37	fixed	131 BPS	to be assigned
635	108898453	275,064.58	95	0	37	ARM	191 BPS	to be assigned
636	108898545	119,395.08	95	0	37	fixed	131 BPS	to be assigned
637	108898685	251,255.67	90	0	34	fixed	131 BPS	to be assigned
638	108898693	97,624.91	85	0	30	fixed	131 BPS	to be assigned
639	108898891	103,845.16	82	0	27	ARM	191 BPS	to be assigned
640	108899097	106,235.83	95	0	37	ARM	191 BPS	to be assigned
641	108899113	56,022.31	85	0	30	ARM	191 BPS	to be assigned
642	108899139	141,391.53	95	0	37	ARM	191 BPS	to be assigned
643	108899469	53,862.72	95	0	37	ARM	191 BPS	to be assigned
644	108899931	65,469.48	95	0	37	ARM	191 BPS	to be assigned
645	108899949	62,916.88	90	0	34	fixed	131 BPS	to be assigned
646	108899956	314,616.99	90	0	34	ARM	191 BPS	to be assigned
647	108900051	155,011.83	90	0	34	ARM	191 BPS	to be assigned
648	108900143	332,019.41	89	0	33	fixed	131 BPS	to be assigned
649	108900168	156,475.95	95	0	37	ARM	191 BPS	to be assigned
650	108900291	57,918.85	89	0	33	fixed	131 BPS	to be assigned
651	108900317	79,549.15	85	0	30	ARM	191 BPS	to be assigned
652	108900333	109,123.57	95	0	37	ARM	191 BPS	to be assigned
653	108900549	208,430.11	95	0	37	fixed	131 BPS	to be assigned
654	108900820	176,478.86	94	0	37	ARM	191 BPS	to be assigned
655	108900838	137,464.53	90	0	34	ARM	191 BPS	to be assigned
656	108900853	121,282.31	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

657	108900861	184,820.10	95	0	37	ARM	191 BPS	to be assigned
658	108900879	99,605.88	95	0	37	ARM	191 BPS	to be assigned
659	108901000	102,857.06	92	0	35	ARM	191 BPS	to be assigned
660	108901182	59,921.97	95	0	37	ARM	191 BPS	to be assigned
661	108901208	80,742.52	90	0	34	ARM	191 BPS	to be assigned
662	108901349	195,644.15	100	0	40	fixed	131 BPS	to be assigned
663	108901356	63,674.40	85	0	30	fixed	131 BPS	to be assigned
664	108901406	80,608.15	95	0	37	fixed	131 BPS	to be assigned
665	108901422	62,821.93	85	0	30	fixed	131 BPS	to be assigned
666	108901596	275,077.35	95	0	37	fixed	131 BPS	to be assigned
667	108901679	249,297.45	94	0	37	fixed	131 BPS	to be assigned
668	108901737	236,545.91	85	0	30	fixed	131 BPS	to be assigned
669	108901778	114,560.97	85	0	30	fixed	131 BPS	to be assigned
670	108902057	56,914.28	95	0	37	ARM	191 BPS	to be assigned
671	108902099	197,641.53	90	0	34	ARM	191 BPS	to be assigned
672	108902123	143,647.29	90	0	34	ARM	191 BPS	to be assigned
673	108902156	70,036.35	90	0	34	ARM	191 BPS	to be assigned
674	108902230	134,847.21	85	0	30	ARM	191 BPS	to be assigned
675	108902263	84,435.38	90	0	34	ARM	191 BPS	to be assigned
676	108902289	169,599.74	100	0	40	fixed	131 BPS	to be assigned
677	108902305	65,813.93	85	0	30	ARM	191 BPS	to be assigned
678	108902461	133,212.64	100	0	40	ARM	191 BPS	to be assigned
679	108902487	114,941.90	90	0	34	ARM	191 BPS	to be assigned
680	108902495	165,728.77	92	0	35	ARM	191 BPS	to be assigned
681	108902560	161,689.11	88	0	32	fixed	131 BPS	to be assigned
682	108902693	224,480.64	90	0	34	fixed	131 BPS	to be assigned
683	108902735	109,442.15	88	0	32	fixed	131 BPS	to be assigned
684	108902875	121,144.96	87	0	31	fixed	131 BPS	to be assigned
685	108903089	94,183.23	89	0	33	fixed	131 BPS	to be assigned
686	108903238	234,940.01	92	0	36	fixed	131 BPS	to be assigned
687	108903568	184,133.63	90	0	34	fixed	131 BPS	to be assigned
688	108903642	71,689.46	85	0	30	ARM	191 BPS	to be assigned
689	108903659	63,546.02	95	0	37	ARM	191 BPS	to be assigned
690	108903725	190,440.67	85	0	30	fixed	131 BPS	to be assigned
691	108903766	80,611.04	95	0	37	ARM	191 BPS	to be assigned
692	108903808	124,037.79	90	0	34	fixed	131 BPS	to be assigned
693	108903840	99,538.50	95	0	37	fixed	131 BPS	to be assigned
694	108903907	354,836.53	90	0	34	ARM	191 BPS	to be assigned
695	108904061	229,220.94	85	0	30	ARM	191 BPS	to be assigned
696	108904152	237,466.80	85	0	30	fixed	131 BPS	to be assigned
697	108904160	179,553.89	100	0	40	fixed	131 BPS	to be assigned
698	108904178	156,463.10	95	0	37	fixed	131 BPS	to be assigned
699	108904301	148,322.26	85	0	30	fixed	131 BPS	to be assigned
700	108904327	106,070.90	85	0	30	fixed	131 BPS	to be assigned
701	108904392	101,824.48	85	0	30	ARM	191 BPS	to be assigned
702	108904467	127,417.54	95	0	37	fixed	131 BPS	to be assigned
703	108904491	205,614.54	94	0	36	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

704	108904608	80,610.57	85	0	30	ARM	191 BPS	to be assigned
705	108904624	433,764.29	90	0	34	fixed	131 BPS	to be assigned
706	108904640	108,105.81	95	0	37	fixed	131 BPS	to be assigned
707	108904665	135,698.35	85	0	30	ARM	191 BPS	to be assigned
708	108904715	413,081.68	90	0	34	ARM	191 BPS	to be assigned
709	108904798	150,027.71	90	0	34	ARM	191 BPS	to be assigned
710	108904830	235,305.03	84	0	29	fixed	131 BPS	to be assigned
711	108904897	109,561.26	90	0	34	ARM	191 BPS	to be assigned
712	108905068	62,559.52	95	0	37	ARM	191 BPS	to be assigned
713	108905209	92,585.47	90	0	34	fixed	131 BPS	to be assigned
714	108905274	498,596.56	84	0	29	fixed	131 BPS	to be assigned
715	108905332	66,051.60	90	0	34	fixed	131 BPS	to be assigned
716	108905464	89,761.26	90	0	34	ARM	191 BPS	to be assigned
717	108905514	93,696.47	95	0	37	ARM	191 BPS	to be assigned
718	108905522	133,705.10	90	0	34	ARM	191 BPS	to be assigned
719	108905530	189,611.07	95	0	37	ARM	191 BPS	to be assigned
720	108905589	92,002.52	95	0	37	fixed	131 BPS	to be assigned
721	108905704	92,313.90	90	0	34	fixed	131 BPS	to be assigned
722	108905720	84,384.50	90	0	34	fixed	131 BPS	to be assigned
723	108905795	61,921.70	85	0	30	ARM	191 BPS	to be assigned
724	108905886	109,488.18	85	0	30	fixed	131 BPS	to be assigned
725	108905977	98,782.59	90	0	34	fixed	131 BPS	to be assigned
726	108905993	380,434.24	95	0	37	ARM	191 BPS	to be assigned
727	108906017	136,567.02	90	0	34	ARM	191 BPS	to be assigned
728	108906025	242,444.65	90	0	34	ARM	191 BPS	to be assigned
729	108906090	75,368.94	90	0	34	fixed	131 BPS	to be assigned
730	108906108	73,671.38	95	0	37	fixed	131 BPS	to be assigned
731	108906116	154,427.75	95	0	37	fixed	131 BPS	to be assigned
732	108906132	63,503.93	95	0	37	fixed	131 BPS	to be assigned
733	108906355	50,290.41	84	0	29	ARM	191 BPS	to be assigned
734	108906389	123,941.61	90	0	34	ARM	191 BPS	to be assigned
735	108906504	119,347.54	95	0	37	ARM	191 BPS	to be assigned
736	108906538	153,424.39	84	0	29	ARM	191 BPS	to be assigned
737	108906553	49,909.42	83	0	28	ARM	191 BPS	to be assigned
738	108906769	109,002.11	95	0	37	fixed	131 BPS	to be assigned
739	108906884	152,736.72	85	0	30	ARM	191 BPS	to be assigned
740	108907106	143,681.90	95	0	37	fixed	131 BPS	to be assigned
741	108907353	67,417.05	90	0	34	fixed	131 BPS	to be assigned
742	108907486	125,661.88	90	0	34	fixed	131 BPS	to be assigned
743	108907569	101,568.51	90	0	34	fixed	131 BPS	to be assigned
744	108907734	76,809.17	84	0	29	ARM	191 BPS	to be assigned
745	108907858	152,760.21	85	0	30	fixed	131 BPS	to be assigned
746	108907874	238,201.45	84	0	29	fixed	131 BPS	to be assigned
747	108907932	116,704.88	84	0	29	fixed	131 BPS	to be assigned
748	108908138	89,970.44	95	0	37	ARM	191 BPS	to be assigned
749	108908286	60,224.37	95	0	37	fixed	131 BPS	to be assigned
750	108908310	117,331.56	95	0	37	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

751	108908328	127,059.74	95	0	37	fixed	131 BPS	to be assigned
752	108908344	63,648.83	85	0	30	fixed	131 BPS	to be assigned
753	108908369	65,477.97	95	0	37	ARM	191 BPS	to be assigned
754	108908518	116,713.44	90	0	34	ARM	191 BPS	to be assigned
755	108908526	146,211.98	91	0	35	ARM	191 BPS	to be assigned
756	108908682	99,295.74	85	0	30	ARM	191 BPS	to be assigned
757	108908906	64,579.72	90	0	34	ARM	191 BPS	to be assigned
758	108908914	82,475.64	95	0	37	fixed	131 BPS	to be assigned
759	108908930	245,452.37	85	0	30	fixed	131 BPS	to be assigned
760	108908971	202,117.83	90	0	34	fixed	131 BPS	to be assigned
761	108909078	218,499.50	100	0	40	fixed	131 BPS	to be assigned
762	108909169	242,013.54	86	0	31	ARM	191 BPS	to be assigned
763	108909326	84,787.66	85	0	30	ARM	191 BPS	to be assigned
764	108909474	152,593.44	95	0	37	ARM	191 BPS	to be assigned
765	108909516	127,997.88	95	0	37	ARM	191 BPS	to be assigned
766	108909524	175,069.32	90	0	34	ARM	191 BPS	to be assigned
767	108909649	72,888.03	95	0	37	fixed	131 BPS	to be assigned
768	108909664	176,204.03	95	0	37	ARM	191 BPS	to be assigned
769	108909722	125,752.32	90	0	34	ARM	191 BPS	to be assigned
770	108909805	143,176.49	95	0	37	ARM	191 BPS	to be assigned
771	108909847	121,304.14	90	0	34	ARM	191 BPS	to be assigned
772	108909870	85,382.32	95	0	37	ARM	191 BPS	to be assigned
773	108909912	112,296.18	90	0	34	ARM	191 BPS	to be assigned
774	108909920	99,497.57	95	0	37	ARM	191 BPS	to be assigned
775	108909979	241,445.61	90	0	34	ARM	191 BPS	to be assigned
776	108910043	130,844.88	95	0	37	ARM	191 BPS	to be assigned
777	108910092	95,828.45	95	0	37	ARM	191 BPS	to be assigned
778	108910134	65,154.99	90	0	34	ARM	191 BPS	to be assigned
779	108910233	149,797.63	84	0	29	ARM	191 BPS	to be assigned
780	108910274	74,539.21	90	0	34	ARM	191 BPS	to be assigned
781	108910308	293,735.04	95	0	37	ARM	191 BPS	to be assigned
782	108910332	240,019.76	95	0	37	ARM	191 BPS	to be assigned
783	108910365	62,402.58	95	0	37	ARM	191 BPS	to be assigned
784	108910373	99,985.34	95	0	37	ARM	191 BPS	to be assigned
785	108910407	51,216.18	95	0	37	ARM	191 BPS	to be assigned
786	108910472	52,534.37	90	0	34	ARM	191 BPS	to be assigned
787	108910506	54,928.20	95	0	37	ARM	191 BPS	to be assigned
788	108910662	104,181.95	90	0	34	ARM	191 BPS	to be assigned
789	108910803	300,186.96	90	0	34	ARM	191 BPS	to be assigned
790	108910811	121,321.70	90	0	34	ARM	191 BPS	to be assigned
791	108910894	111,405.40	90	0	34	ARM	191 BPS	to be assigned
792	108910993	314,149.36	90	0	34	ARM	191 BPS	to be assigned
793	108911082	114,516.18	85	0	30	ARM	191 BPS	to be assigned
794	108911090	314,400.67	90	0	34	ARM	191 BPS	to be assigned
795	108911355	60,145.34	90	0	34	ARM	191 BPS	to be assigned
796	108911397	92,519.61	84	0	29	ARM	191 BPS	to be assigned
797	108911462	52,151.10	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

798	108911504	139,448.22	95	0	37	ARM	191 BPS	to be assigned
799	108911520	112,066.40	90	0	34	ARM	191 BPS	to be assigned
800	108911553	101,531.39	95	0	37	ARM	191 BPS	to be assigned
801	108911728	93,247.51	85	0	30	ARM	191 BPS	to be assigned
802	108911868	88,975.10	90	0	34	ARM	191 BPS	to be assigned
803	108912205	130,576.23	85	0	30	ARM	191 BPS	to be assigned
804	108912213	303,754.36	85	0	30	ARM	191 BPS	to be assigned
805	108912379	107,026.27	95	0	37	ARM	191 BPS	to be assigned
806	108912452	183,996.90	90	0	34	ARM	191 BPS	to be assigned
807	108912486	123,782.04	88	0	32	ARM	191 BPS	to be assigned
808	108912676	109,740.40	100	0	40	fixed	131 BPS	to be assigned
809	108912767	95,078.86	90	0	34	fixed	131 BPS	to be assigned
810	108912874	148,198.46	80	0	26	fixed	131 BPS	to be assigned
811	108913070	232,480.59	81	0	27	fixed	131 BPS	to be assigned
812	108913096	93,886.49	95	0	37	fixed	131 BPS	to be assigned
813	108913484	150,126.15	90	0	34	ARM	191 BPS	to be assigned
814	108913518	166,252.10	90	0	34	fixed	131 BPS	to be assigned
815	108913690	103,280.80	90	0	34	ARM	191 BPS	to be assigned
816	108913757	94,328.81	90	0	34	ARM	191 BPS	to be assigned
817	108913765	119,383.84	92	0	35	ARM	191 BPS	to be assigned
818	108913930	97,571.10	88	0	32	fixed	131 BPS	to be assigned
819	108913963	53,832.30	90	0	34	fixed	131 BPS	to be assigned
820	108914144	147,900.77	90	0	34	fixed	131 BPS	to be assigned
821	108914318	95,440.81	95	0	37	fixed	131 BPS	to be assigned
822	108914359	246,646.69	95	0	37	ARM	191 BPS	to be assigned
823	108914409	224,566.62	90	0	34	ARM	191 BPS	to be assigned
824	108914425	75,651.66	95	0	37	ARM	191 BPS	to be assigned
825	108914433	103,393.40	90	0	34	ARM	191 BPS	to be assigned
826	108914441	79,099.67	90	0	34	ARM	191 BPS	to be assigned
827	108914508	81,254.59	95	0	37	fixed	131 BPS	to be assigned
828	108914516	208,467.62	95	0	37	fixed	131 BPS	to be assigned
829	108914599	117,656.22	100	0	40	fixed	131 BPS	to be assigned
830	108914631	94,711.28	85	0	30	fixed	131 BPS	to be assigned
831	108914656	301,734.22	85	0	30	fixed	131 BPS	to be assigned
832	108914672	65,506.52	90	0	34	fixed	131 BPS	to be assigned
833	108914730	82,386.10	95	0	37	ARM	191 BPS	to be assigned
834	108914763	305,603.79	90	0	34	ARM	191 BPS	to be assigned
835	108914896	137,459.39	95	0	37	fixed	131 BPS	to be assigned
836	108914987	117,556.42	95	0	37	ARM	191 BPS	to be assigned
837	108915018	254,182.85	90	0	34	ARM	191 BPS	to be assigned
838	108915034	132,271.10	85	0	30	ARM	191 BPS	to be assigned
839	108915109	228,990.95	90	0	34	fixed	131 BPS	to be assigned
840	108915117	86,317.37	95	0	37	ARM	191 BPS	to be assigned
841	108915273	151,793.26	95	0	37	ARM	191 BPS	to be assigned
842	108915455	75,873.22	95	0	37	ARM	191 BPS	to be assigned
843	108915539	161,127.22	95	0	37	ARM	191 BPS	to be assigned
844	108915679	125,778.65	84	0	29	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

845	108915836	52,081.89	90	0	34	fixed	131 BPS	to be assigned
846	108915851	85,211.35	95	0	37	ARM	191 BPS	to be assigned
847	108915968	299,870.96	90	0	34	ARM	191 BPS	to be assigned
848	108916149	113,837.45	95	0	37	ARM	191 BPS	to be assigned
849	108916297	179,634.51	90	0	34	ARM	191 BPS	to be assigned
850	108916479	116,687.10	94	0	36	fixed	131 BPS	to be assigned
851	108916487	124,882.50	90	0	34	ARM	191 BPS	to be assigned
852	108916677	82,843.98	92	0	35	fixed	131 BPS	to be assigned
853	108916719	132,636.63	95	0	37	ARM	191 BPS	to be assigned
854	108916818	92,909.44	95	0	37	ARM	191 BPS	to be assigned
855	108916867	257,702.45	85	0	30	fixed	131 BPS	to be assigned
856	108917030	130,526.81	95	0	37	ARM	191 BPS	to be assigned
857	108917337	107,413.49	90	0	34	ARM	191 BPS	to be assigned
858	108917493	105,957.70	90	0	34	ARM	191 BPS	to be assigned
859	108917535	143,639.79	90	0	34	ARM	191 BPS	to be assigned
860	108917568	113,629.16	85	0	30	ARM	191 BPS	to be assigned
861	108917691	149,716.91	95	0	37	ARM	191 BPS	to be assigned
862	108917758	126,898.95	95	0	37	fixed	131 BPS	to be assigned
863	108918129	153,591.57	85	0	30	ARM	191 BPS	to be assigned
864	108918244	58,376.59	90	0	34	ARM	191 BPS	to be assigned
865	108918293	87,760.05	95	0	37	ARM	191 BPS	to be assigned
866	108918327	109,760.76	88	0	32	ARM	191 BPS	to be assigned
867	108918392	279,455.77	95	0	37	ARM	191 BPS	to be assigned
868	108918483	124,638.60	95	0	37	ARM	191 BPS	to be assigned
869	108918517	224,544.06	90	0	34	fixed	131 BPS	to be assigned
870	108918640	150,740.80	90	0	34	fixed	131 BPS	to be assigned
871	108918988	218,056.35	95	0	37	ARM	191 BPS	to be assigned
872	108919069	143,625.96	90	0	34	ARM	191 BPS	to be assigned
873	108919333	171,084.62	90	0	34	ARM	191 BPS	to be assigned
874	108919390	116,744.90	90	0	34	ARM	191 BPS	to be assigned
875	108919457	57,414.06	90	0	34	ARM	191 BPS	to be assigned
876	108919481	81,439.57	85	0	30	fixed	131 BPS	to be assigned
877	108919622	233,390.61	90	0	34	ARM	191 BPS	to be assigned
878	108919663	60,679.79	90	0	34	ARM	191 BPS	to be assigned
879	108919671	126,666.90	88	0	32	ARM	191 BPS	to be assigned
880	108919762	58,374.09	90	0	34	fixed	131 BPS	to be assigned
881	108919960	164,603.76	85	0	30	ARM	191 BPS	to be assigned
882	108920067	81,588.03	85	0	30	fixed	131 BPS	to be assigned
883	108920125	80,860.62	90	0	34	ARM	191 BPS	to be assigned
884	108920257	59,279.39	90	0	34	ARM	191 BPS	to be assigned
885	108920307	188,491.12	85	0	30	ARM	191 BPS	to be assigned
886	108920356	100,532.22	90	0	34	ARM	191 BPS	to be assigned
887	108920521	254,508.83	85	0	30	fixed	131 BPS	to be assigned
888	108920653	89,788.10	90	0	34	fixed	131 BPS	to be assigned
889	108920679	125,669.95	87	0	31	ARM	191 BPS	to be assigned
890	108920794	184,917.83	95	0	37	fixed	131 BPS	to be assigned
891	108920828	111,290.81	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

892	108920935	62,024.52	90	0	34	fixed	131 BPS	to be assigned
893	108921057	116,767.68	90	0	34	ARM	191 BPS	to be assigned
894	108921248	117,605.11	95	0	37	ARM	191 BPS	to be assigned
895	108921263	82,323.45	85	0	30	ARM	191 BPS	to be assigned
896	108921313	71,236.82	85	0	30	fixed	131 BPS	to be assigned
897	108921370	159,819.06	90	0	34	ARM	191 BPS	to be assigned
898	108921487	118,313.86	95	0	37	ARM	191 BPS	to be assigned
899	108921503	137,373.10	95	0	37	ARM	191 BPS	to be assigned
900	108921602	129,256.55	90	0	34	fixed	131 BPS	to be assigned
901	108921677	94,275.30	90	0	34	ARM	191 BPS	to be assigned
902	108921701	88,135.73	95	0	37	ARM	191 BPS	to be assigned
903	108921727	82,656.03	90	0	34	ARM	191 BPS	to be assigned
904	108921743	112,308.42	90	0	34	ARM	191 BPS	to be assigned
905	108921800	132,228.11	91	0	35	ARM	191 BPS	to be assigned
906	108922105	249,329.84	95	0	37	ARM	191 BPS	to be assigned
907	108922311	156,321.31	95	0	37	fixed	131 BPS	to be assigned
908	108922469	113,621.02	85	0	30	ARM	191 BPS	to be assigned
909	108922535	80,776.70	90	0	34	ARM	191 BPS	to be assigned
910	108922576	199,581.43	83	0	28	ARM	191 BPS	to be assigned
911	108922618	88,718.29	95	0	37	fixed	131 BPS	to be assigned
912	108922642	298,524.23	86	0	30	ARM	191 BPS	to be assigned
913	108922709	94,969.13	85	0	30	fixed	131 BPS	to be assigned
914	108922766	404,514.11	85	0	30	fixed	131 BPS	to be assigned
915	108922899	67,816.59	90	0	34	ARM	191 BPS	to be assigned
916	108922956	221,758.70	89	0	33	fixed	131 BPS	to be assigned
917	108923046	80,171.85	85	0	30	fixed	131 BPS	to be assigned
918	108923178	152,689.34	89	0	33	ARM	191 BPS	to be assigned
919	108923228	225,284.04	90	0	34	ARM	191 BPS	to be assigned
920	108923301	129,736.59	90	0	34	ARM	191 BPS	to be assigned
921	108923327	131,430.47	85	0	30	ARM	191 BPS	to be assigned
922	108923384	209,450.04	88	0	32	ARM	191 BPS	to be assigned
923	108923426	82,519.10	95	0	37	ARM	191 BPS	to be assigned
924	108923467	257,119.25	90	0	34	ARM	191 BPS	to be assigned
925	108923582	264,446.50	82	0	28	ARM	191 BPS	to be assigned
926	108923590	125,744.69	90	0	34	ARM	191 BPS	to be assigned
927	108923681	305,250.53	85	0	30	ARM	191 BPS	to be assigned
928	108923749	194,853.65	90	0	34	ARM	191 BPS	to be assigned
929	108923897	73,937.28	95	0	37	ARM	191 BPS	to be assigned
930	108923988	221,832.17	85	0	30	ARM	191 BPS	to be assigned
931	108924010	163,401.97	90	0	34	ARM	191 BPS	to be assigned
932	108924028	115,783.57	90	0	34	ARM	191 BPS	to be assigned
933	108924291	267,478.51	87	0	32	ARM	191 BPS	to be assigned
934	108924325	71,120.57	95	0	37	ARM	191 BPS	to be assigned
935	108924499	179,627.81	90	0	34	ARM	191 BPS	to be assigned
936	108924531	296,206.50	90	0	34	ARM	191 BPS	to be assigned
937	108924549	156,924.86	85	0	30	ARM	191 BPS	to be assigned
938	108924648	72,773.27	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

939	108924721	153,469.96	95	0	37	ARM	191 BPS	to be assigned
940	108924820	99,578.34	95	0	37	ARM	191 BPS	to be assigned
941	108924853	84,267.36	82	0	27	ARM	191 BPS	to be assigned
942	108924978	112,193.23	90	0	34	ARM	191 BPS	to be assigned
943	108925025	113,535.01	95	0	37	ARM	191 BPS	to be assigned
944	108925041	154,530.87	90	0	34	ARM	191 BPS	to be assigned
945	108925207	104,297.45	95	0	37	fixed	131 BPS	to be assigned
946	108925249	94,706.63	100	0	40	fixed	131 BPS	to be assigned
947	108925264	256,754.77	95	0	37	fixed	131 BPS	to be assigned
948	108925322	128,191.41	90	0	34	fixed	131 BPS	to be assigned
949	108925496	123,565.86	90	0	34	ARM	191 BPS	to be assigned
950	108925512	105,997.36	85	0	30	ARM	191 BPS	to be assigned
951	108925587	85,240.26	85	0	30	ARM	191 BPS	to be assigned
952	108925629	123,024.40	85	0	30	ARM	191 BPS	to be assigned
953	108925637	112,257.84	90	0	34	ARM	191 BPS	to be assigned
954	108925694	205,117.04	85	0	30	ARM	191 BPS	to be assigned
955	108925702	152,734.93	90	0	34	ARM	191 BPS	to be assigned
956	108925777	118,494.39	95	0	37	ARM	191 BPS	to be assigned
957	108925868	94,372.04	90	0	34	ARM	191 BPS	to be assigned
958	108925884	68,720.89	90	0	34	ARM	191 BPS	to be assigned
959	108926080	68,812.71	95	0	37	ARM	191 BPS	to be assigned
960	108926148	301,743.01	85	0	30	fixed	131 BPS	to be assigned
961	108926262	88,487.29	90	0	34	ARM	191 BPS	to be assigned
962	108926320	115,324.93	90	0	34	ARM	191 BPS	to be assigned
963	108926346	116,798.67	90	0	34	ARM	191 BPS	to be assigned
964	108926403	162,529.68	95	0	37	ARM	191 BPS	to be assigned
965	108926486	127,692.62	83	0	28	fixed	131 BPS	to be assigned
966	108926536	279,951.07	85	0	30	ARM	191 BPS	to be assigned
967	108926577	77,737.29	95	0	37	ARM	191 BPS	to be assigned
968	108926585	108,711.31	87	0	32	fixed	131 BPS	to be assigned
969	108926601	151,682.52	87	0	31	fixed	131 BPS	to be assigned
970	108926650	62,783.69	84	0	29	ARM	191 BPS	to be assigned
971	108926783	145,040.24	85	0	30	ARM	191 BPS	to be assigned
972	108926809	76,371.06	90	0	34	ARM	191 BPS	to be assigned
973	108926866	83,459.08	95	0	37	ARM	191 BPS	to be assigned
974	108927021	268,542.47	90	0	34	ARM	191 BPS	to be assigned
975	108927054	148,110.48	90	0	34	ARM	191 BPS	to be assigned
976	108927153	73,149.89	90	0	34	fixed	131 BPS	to be assigned
977	108927302	49,519.89	88	0	32	fixed	131 BPS	to be assigned
978	108927526	166,040.53	90	0	34	fixed	131 BPS	to be assigned
979	108927534	126,588.55	90	0	34	fixed	131 BPS	to be assigned
980	108927641	110,004.83	85	0	30	ARM	191 BPS	to be assigned
981	108927781	104,729.68	94	0	36	fixed	131 BPS	to be assigned
982	108927849	98,831.23	90	0	34	ARM	191 BPS	to be assigned
983	108927948	53,118.42	85	0	30	ARM	191 BPS	to be assigned
984	108928003	127,483.88	90	0	34	ARM	191 BPS	to be assigned
985	108928011	82,507.35	90	0	34	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

986	108928250	134,081.48	95	0	37	ARM	191 BPS	to be assigned
987	108928458	217,748.85	83	0	28	fixed	131 BPS	to be assigned
988	108928482	152,606.43	85	0	30	fixed	131 BPS	to be assigned
989	108928508	125,813.61	90	0	34	ARM	191 BPS	to be assigned
990	108928532	74,844.93	88	0	32	fixed	131 BPS	to be assigned
991	108928573	246,967.23	90	0	34	ARM	191 BPS	to be assigned
992	108928649	183,882.97	86	0	31	ARM	191 BPS	to be assigned
993	108928664	85,380.62	90	0	34	ARM	191 BPS	to be assigned
994	108928730	141,513.53	89	0	33	ARM	191 BPS	to be assigned
995	108928862	249,542.43	83	0	28	ARM	191 BPS	to be assigned
996	108928920	70,303.86	85	0	30	fixed	131 BPS	to be assigned
997	108929183	213,094.22	95	0	37	ARM	191 BPS	to be assigned
998	108929209	206,407.70	90	0	34	ARM	191 BPS	to be assigned
999	108929464	212,385.92	95	0	37	ARM	191 BPS	to be assigned
1000	108929779	360,615.43	85	0	30	ARM	191 BPS	to be assigned
1001	108929910	269,158.16	90	0	34	ARM	191 BPS	to be assigned
1002	108930009	339,309.63	85	0	30	ARM	191 BPS	to be assigned
1003	108930157	152,670.66	85	0	30	ARM	191 BPS	to be assigned
1004	108930231	129,273.08	90	0	34	ARM	191 BPS	to be assigned
1005	108930355	148,145.37	90	0	34	fixed	131 BPS	to be assigned
1006	108930546	370,824.85	90	0	34	ARM	191 BPS	to be assigned
1007	108930595	113,963.42	90	0	34	ARM	191 BPS	to be assigned
1008	108930884	196,872.37	90	0	34	ARM	191 BPS	to be assigned
1009	108931023	319,408.52	84	0	29	fixed	131 BPS	to be assigned
1010	108931072	245,947.76	87	0	32	fixed	131 BPS	to be assigned
1011	108931205	191,393.15	90	0	34	ARM	191 BPS	to be assigned
1012	108931429	431,216.82	90	0	34	ARM	191 BPS	to be assigned
1013	108931569	303,302.85	83	0	28	ARM	191 BPS	to be assigned
1014	108931619	178,200.70	85	0	30	ARM	191 BPS	to be assigned
1015	108931635	327,285.86	95	0	37	ARM	191 BPS	to be assigned
1016	108931718	289,264.15	95	0	37	ARM	191 BPS	to be assigned
1017	108931817	216,483.73	85	0	30	fixed	131 BPS	to be assigned
1018	108931908	146,625.55	82	0	27	ARM	191 BPS	to be assigned
1019	108931973	193,756.75	95	0	37	ARM	191 BPS	to be assigned
1020	108932005	183,920.22	90	0	34	fixed	131 BPS	to be assigned
1021	108932021	334,134.91	84	0	29	ARM	191 BPS	to be assigned
1022	108932229	62,921.01	90	0	34	fixed	131 BPS	to be assigned
1023	108932310	272,252.09	95	0	37	ARM	191 BPS	to be assigned
1024	108932385	108,153.89	95	0	37	fixed	131 BPS	to be assigned
1025	108932799	276,876.55	90	0	34	ARM	191 BPS	to be assigned
1026	108932831	113,825.11	95	0	37	fixed	131 BPS	to be assigned
1027	108932864	309,327.28	95	0	37	fixed	131 BPS	to be assigned
1028	108932872	52,642.82	85	0	30	ARM	191 BPS	to be assigned
1029	108932898	134,158.73	85	0	30	ARM	191 BPS	to be assigned
1030	108932906	332,004.93	95	0	37	ARM	191 BPS	to be assigned
1031	108932914	118,684.63	95	0	37	ARM	191 BPS	to be assigned
1032	108932922	104,876.20	87	0	31	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1033	108932955	137,889.27	90	0	34	ARM	191 BPS	to be assigned
1034	108932971	63,741.94	90	0	34	fixed	131 BPS	to be assigned
1035	108932997	80,910.93	90	0	34	ARM	191 BPS	to be assigned
1036	108933045	74,608.24	90	0	34	ARM	191 BPS	to be assigned
1037	108933128	58,401.27	90	0	34	ARM	191 BPS	to be assigned
1038	108933169	65,367.94	85	0	30	fixed	131 BPS	to be assigned
1039	108933219	58,383.83	90	0	34	ARM	191 BPS	to be assigned
1040	108933227	59,783.67	95	0	37	ARM	191 BPS	to be assigned
1041	108933540	105,515.43	90	0	34	fixed	131 BPS	to be assigned
1042	108933615	139,330.39	90	0	34	ARM	191 BPS	to be assigned
1043	108933664	137,506.95	90	0	34	ARM	191 BPS	to be assigned
1044	108933680	146,251.93	91	0	35	ARM	191 BPS	to be assigned
1045	108933706	202,248.68	90	0	34	ARM	191 BPS	to be assigned
1046	108933854	63,797.73	90	0	34	fixed	131 BPS	to be assigned
1047	108934001	256,171.07	95	0	37	ARM	191 BPS	to be assigned
1048	108934142	224,596.53	90	0	34	ARM	191 BPS	to be assigned
1049	108934209	91,036.76	95	0	37	fixed	131 BPS	to be assigned
1050	108934332	74,153.03	90	0	34	fixed	131 BPS	to be assigned
1051	108934340	67,506.19	100	0	40	fixed	131 BPS	to be assigned
1052	108934381	129,802.56	85	0	30	fixed	131 BPS	to be assigned
1053	108934399	161,784.08	90	0	34	ARM	191 BPS	to be assigned
1054	108934423	85,384.65	95	0	37	ARM	191 BPS	to be assigned
1055	108934613	239,423.45	82	0	27	ARM	191 BPS	to be assigned
1056	108934621	127,086.98	95	0	37	ARM	191 BPS	to be assigned
1057	108934662	241,234.63	95	0	37	ARM	191 BPS	to be assigned
1058	108935149	85,394.97	90	0	34	ARM	191 BPS	to be assigned
1059	108935206	199,716.79	88	0	32	fixed	131 BPS	to be assigned
1060	108935230	121,422.55	95	0	37	ARM	191 BPS	to be assigned
1061	108935297	61,972.34	85	0	30	ARM	191 BPS	to be assigned
1062	108935438	79,070.01	90	0	34	ARM	191 BPS	to be assigned
1063	108935446	155,722.40	93	0	36	ARM	191 BPS	to be assigned
1064	108935453	78,683.23	95	0	37	ARM	191 BPS	to be assigned
1065	108935511	201,302.81	90	0	34	ARM	191 BPS	to be assigned
1066	108935537	68,784.13	95	0	37	ARM	191 BPS	to be assigned
1067	108935552	90,800.33	90	0	34	ARM	191 BPS	to be assigned
1068	108935578	78,279.70	95	0	37	ARM	191 BPS	to be assigned
1069	108935677	66,251.55	95	0	37	ARM	191 BPS	to be assigned
1070	108935982	123,918.88	85	0	30	ARM	191 BPS	to be assigned
1071	108936097	305,719.26	84	0	29	fixed	131 BPS	to be assigned
1072	108936162	171,312.52	95	0	37	ARM	191 BPS	to be assigned
1073	108936170	96,634.76	90	0	34	ARM	191 BPS	to be assigned
1074	108936253	157,208.76	90	0	34	fixed	131 BPS	to be assigned
1075	108936469	166,769.92	95	0	37	ARM	191 BPS	to be assigned
1076	108936642	238,103.20	90	0	34	ARM	191 BPS	to be assigned
1077	108936675	334,356.47	90	0	34	ARM	191 BPS	to be assigned
1078	108936691	152,812.06	85	0	30	fixed	131 BPS	to be assigned
1079	108936717	188,740.33	89	0	33	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1080	108936873	111,610.22	85	0	30	ARM	191 BPS	to be assigned
1081	108936923	251,388.84	90	0	34	ARM	191 BPS	to be assigned
1082	108936956	69,969.35	90	0	34	fixed	131 BPS	to be assigned
1083	108937145	55,293.58	90	0	34	fixed	131 BPS	to be assigned
1084	108937285	124,919.25	90	0	34	fixed	131 BPS	to be assigned
1085	108937376	83,586.15	90	0	34	ARM	191 BPS	to be assigned
1086	108937400	345,918.99	90	0	34	ARM	191 BPS	to be assigned
1087	108937467	199,499.55	85	0	30	fixed	131 BPS	to be assigned
1088	108937822	292,081.60	90	0	34	ARM	191 BPS	to be assigned
1089	108937913	143,084.33	95	0	37	ARM	191 BPS	to be assigned
1090	108937954	90,482.47	85	0	30	fixed	131 BPS	to be assigned
1091	108938002	131,865.46	95	0	37	ARM	191 BPS	to be assigned
1092	108938101	219,700.77	88	0	32	fixed	131 BPS	to be assigned
1093	108938176	249,846.34	94	0	37	fixed	131 BPS	to be assigned
1094	108938192	64,735.33	90	0	34	ARM	191 BPS	to be assigned
1095	108938358	89,847.61	90	0	34	fixed	131 BPS	to be assigned
1096	108938382	116,695.90	87	0	32	fixed	131 BPS	to be assigned
1097	108938390	231,532.31	95	0	37	fixed	131 BPS	to be assigned
1098	108938606	110,426.16	90	0	34	fixed	131 BPS	to be assigned
1099	108938655	71,899.05	85	0	30	ARM	191 BPS	to be assigned
1100	108938861	197,802.33	90	0	34	ARM	191 BPS	to be assigned
1101	108938879	323,281.31	90	0	34	fixed	131 BPS	to be assigned
1102	108939034	174,033.75	85	0	30	ARM	191 BPS	to be assigned
1103	108939380	133,798.49	94	0	37	ARM	191 BPS	to be assigned
1104	108939448	93,473.98	90	0	34	ARM	191 BPS	to be assigned
1105	108939562	121,275.32	90	0	34	fixed	131 BPS	to be assigned
1106	108939612	61,397.85	95	0	37	ARM	191 BPS	to be assigned
1107	108939778	139,304.43	90	0	34	ARM	191 BPS	to be assigned
1108	108939836	331,453.05	89	0	33	fixed	131 BPS	to be assigned
1109	108939851	213,755.39	95	0	37	fixed	131 BPS	to be assigned
1110	108940008	60,744.70	95	0	37	fixed	131 BPS	to be assigned
1111	108940081	101,343.10	95	0	37	ARM	191 BPS	to be assigned
1112	108940149	126,186.65	95	0	37	ARM	191 BPS	to be assigned
1113	108940156	298,506.17	95	0	37	ARM	191 BPS	to be assigned
1114	108940172	89,553.04	90	0	34	fixed	131 BPS	to be assigned
1115	108940388	155,337.03	90	0	34	ARM	191 BPS	to be assigned
1116	108940438	63,635.65	95	0	37	ARM	191 BPS	to be assigned
1117	108940511	89,532.21	95	0	37	fixed	131 BPS	to be assigned
1118	108940628	94,759.61	95	0	37	ARM	191 BPS	to be assigned
1119	108940685	80,644.41	95	0	37	ARM	191 BPS	to be assigned
1120	108940792	98,785.74	89	0	33	ARM	191 BPS	to be assigned
1121	108940891	95,123.37	90	0	34	ARM	191 BPS	to be assigned
1122	108940933	55,175.91	85	0	30	fixed	131 BPS	to be assigned
1123	108940982	52,198.39	95	0	37	ARM	191 BPS	to be assigned
1124	108941097	78,883.54	90	0	34	ARM	191 BPS	to be assigned
1125	108941212	316,406.83	90	0	34	fixed	131 BPS	to be assigned
1126	108941246	143,741.78	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1127	108941287	128,104.78	85	0	30	ARM	191 BPS	to be assigned
1128	108941451	89,000.25	90	0	34	fixed	131 BPS	to be assigned
1129	108941469	131,577.16	90	0	34	ARM	191 BPS	to be assigned
1130	108941618	101,076.69	95	0	37	ARM	191 BPS	to be assigned
1131	108941626	144,217.09	95	0	37	ARM	191 BPS	to be assigned
1132	108941790	176,569.10	85	0	30	ARM	191 BPS	to be assigned
1133	108942061	144,243.08	85	0	30	ARM	191 BPS	to be assigned
1134	108942178	50,346.44	88	0	33	fixed	131 BPS	to be assigned
1135	108942335	123,200.48	95	0	37	ARM	191 BPS	to be assigned
1136	108942376	86,289.44	90	0	34	ARM	191 BPS	to be assigned
1137	108942392	89,168.13	85	0	30	fixed	131 BPS	to be assigned
1138	108942467	127,120.61	85	0	30	ARM	191 BPS	to be assigned
1139	108942475	127,639.75	90	0	34	ARM	191 BPS	to be assigned
1140	108942509	96,739.10	85	0	30	fixed	131 BPS	to be assigned
1141	108942525	104,324.51	95	0	37	ARM	191 BPS	to be assigned
1142	108942566	255,864.31	90	0	34	ARM	191 BPS	to be assigned
1143	108942624	267,138.67	90	0	34	ARM	191 BPS	to be assigned
1144	108943028	154,896.49	95	0	37	ARM	191 BPS	to be assigned
1145	108943077	274,074.68	90	0	34	ARM	191 BPS	to be assigned
1146	108943317	322,142.75	90	0	34	ARM	191 BPS	to be assigned
1147	108943606	290,883.08	82	0	28	ARM	191 BPS	to be assigned
1148	108943705	169,624.35	85	0	30	ARM	191 BPS	to be assigned
1149	108943770	297,666.36	83	0	28	fixed	131 BPS	to be assigned
1150	109121293	38,232.15	85	0	30	fixed	131 BPS	to be assigned
1151	109121400	41,976.48	84	0	29	fixed	131 BPS	to be assigned
1152	109121533	47,227.91	90	0	34	ARM	191 BPS	to be assigned
1153	109121640	50,965.78	85	0	30	fixed	131 BPS	to be assigned
1154	109121798	53,441.99	85	0	30	ARM	191 BPS	to be assigned
1155	109121988	60,469.38	84	0	29	ARM	191 BPS	to be assigned
1156	109121996	61,721.95	95	35	2	fixed	131 BPS	to be assigned
1157	109122093	66,349.22	95	35	2	ARM	191 BPS	to be assigned
1158	109122119	66,470.59	95	35	2	ARM	191 BPS	to be assigned
1159	109122127	66,560.73	90	0	34	ARM	191 BPS	to be assigned
1160	109122226	71,358.96	85	0	30	ARM	191 BPS	to be assigned
1161	109122341	75,600.51	85	0	30	ARM	191 BPS	to be assigned
1162	109122382	76,461.41	90	0	34	ARM	191 BPS	to be assigned
1163	109122416	78,161.58	85	0	30	ARM	191 BPS	to be assigned
1164	109122523	85,460.28	90	0	34	ARM	191 BPS	to be assigned
1165	109122739	95,071.56	85	0	30	ARM	191 BPS	to be assigned
1166	109122796	98,947.38	90	0	34	ARM	191 BPS	to be assigned
1167	109122838	99,995.24	90	0	34	ARM	191 BPS	to be assigned
1168	109122960	107,854.30	90	0	34	ARM	191 BPS	to be assigned
1169	109122978	107,955.96	90	0	34	fixed	131 BPS	to be assigned
1170	109123042	110,318.27	85	0	30	ARM	191 BPS	to be assigned
1171	109123083	112,105.83	85	0	30	fixed	131 BPS	to be assigned
1172	109123091	112,130.33	85	0	30	ARM	191 BPS	to be assigned
1173	109123109	112,457.64	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1174	109123133	112,428.23	90	0	34	ARM	191 BPS	to be assigned
1175	109123158	113,932.76	95	35	2	ARM	191 BPS	to be assigned
1176	109123166	114,242.92	90	0	34	ARM	191 BPS	to be assigned
1177	109123257	118,900.03	85	0	30	fixed	131 BPS	to be assigned
1178	109123307	120,596.63	95	35	2	ARM	191 BPS	to be assigned
1179	109123349	121,423.36	90	0	34	fixed	131 BPS	to be assigned
1180	109123364	123,089.92	85	0	30	ARM	191 BPS	to be assigned
1181	109123513	131,986.81	95	35	2	ARM	191 BPS	to be assigned
1182	109123521	131,873.00	93	35	1	ARM	191 BPS	to be assigned
1183	109123539	132,144.97	90	0	34	ARM	191 BPS	to be assigned
1184	109123596	134,585.57	95	35	2	ARM	191 BPS	to be assigned
1185	109123620	134,920.38	90	0	34	ARM	191 BPS	to be assigned
1186	109123638	135,826.14	85	0	30	ARM	191 BPS	to be assigned
1187	109123646	136,111.24	95	35	2	ARM	191 BPS	to be assigned
1188	109123661	136,651.47	85	0	30	ARM	191 BPS	to be assigned
1189	109123711	139,985.70	85	0	30	fixed	131 BPS	to be assigned
1190	109123737	141,390.87	95	35	2	ARM	191 BPS	to be assigned
1191	109123968	157,604.06	95	35	2	ARM	191 BPS	to be assigned
1192	109124040	163,732.98	90	0	34	ARM	191 BPS	to be assigned
1193	109124073	165,610.89	85	0	30	ARM	191 BPS	to be assigned
1194	109124149	169,869.17	95	35	2	ARM	191 BPS	to be assigned
1195	109124172	170,301.48	90	0	34	ARM	191 BPS	to be assigned
1196	109124206	172,198.49	93	35	1	ARM	191 BPS	to be assigned
1197	109124214	172,747.45	95	35	2	ARM	191 BPS	to be assigned
1198	109124404	188,896.55	90	0	34	ARM	191 BPS	to be assigned
1199	109124420	190,983.76	85	0	30	ARM	191 BPS	to be assigned
1200	109124537	198,439.60	85	0	29	ARM	191 BPS	to be assigned
1201	109124552	199,406.93	95	35	2	ARM	191 BPS	to be assigned
1202	109124628	205,978.07	90	0	34	ARM	191 BPS	to be assigned
1203	109124636	206,688.68	90	0	34	ARM	191 BPS	to be assigned
1204	109124693	208,008.18	85	0	30	ARM	191 BPS	to be assigned
1205	109124792	218,547.96	90	0	34	ARM	191 BPS	to be assigned
1206	109124891	225,032.06	85	0	30	ARM	191 BPS	to be assigned
1207	109124958	232,387.94	95	35	2	ARM	191 BPS	to be assigned
1208	109125021	246,307.71	85	0	30	ARM	191 BPS	to be assigned
1209	109125070	257,377.36	85	0	30	ARM	191 BPS	to be assigned
1210	109125088	259,379.58	95	35	2	ARM	191 BPS	to be assigned
1211	109125203	278,626.36	85	0	30	ARM	191 BPS	to be assigned
1212	109125302	296,747.28	90	0	34	ARM	191 BPS	to be assigned
1213	109125377	300,427.06	90	0	34	ARM	191 BPS	to be assigned
1214	109125419	309,491.78	95	35	2	ARM	191 BPS	to be assigned
1215	109125476	328,230.20	90	0	34	ARM	191 BPS	to be assigned
1216	109125575	351,063.86	95	35	2	ARM	191 BPS	to be assigned
1217	109125682	373,186.52	90	0	34	ARM	191 BPS	to be assigned
1218	109125716	388,753.70	95	35	2	ARM	191 BPS	to be assigned
1219	109125757	392,449.18	93	35	1	fixed	131 BPS	to be assigned
1220	109125807	403,478.54	85	0	30	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1221	109129528	220,130.26	90	0	34	ARM	191 BPS	to be assigned
1222	109129544	182,128.41	90	0	34	ARM	191 BPS	to be assigned
1223	109129569	148,276.67	90	0	34	ARM	191 BPS	to be assigned
1224	109129585	146,926.60	95	0	37	ARM	191 BPS	to be assigned
1225	109129791	104,310.53	94	0	37	ARM	191 BPS	to be assigned
1226	109129932	95,230.35	90	0	34	ARM	191 BPS	to be assigned
1227	109130088	87,278.69	95	0	37	fixed	131 BPS	to be assigned
1228	109130203	278,209.29	90	0	34	ARM	191 BPS	to be assigned
1229	109130286	118,808.16	85	0	30	ARM	191 BPS	to be assigned
1230	109130369	382,757.90	92	0	36	ARM	191 BPS	to be assigned
1231	109130393	372,294.58	95	0	37	ARM	191 BPS	to be assigned
1232	109130732	184,211.27	90	0	34	ARM	191 BPS	to be assigned
1233	109130757	138,405.37	90	0	34	ARM	191 BPS	to be assigned
1234	109130773	186,907.04	90	0	34	ARM	191 BPS	to be assigned
1235	109130856	104,277.28	95	0	37	ARM	191 BPS	to be assigned
1236	109130864	260,503.40	86	0	30	ARM	191 BPS	to be assigned
1237	109130963	240,641.16	99	0	40	ARM	191 BPS	to be assigned
1238	109130971	179,757.13	90	0	34	ARM	191 BPS	to be assigned
1239	109130989	226,598.25	81	0	26	ARM	191 BPS	to be assigned
1240	109131029	166,295.46	90	0	34	ARM	191 BPS	to be assigned
1241	109131060	416,828.11	90	0	34	ARM	191 BPS	to be assigned
1242	109131144	166,188.95	90	0	34	ARM	191 BPS	to be assigned
1243	109131151	71,915.98	90	0	34	ARM	191 BPS	to be assigned
1244	109131235	171,717.30	90	0	34	ARM	191 BPS	to be assigned
1245	109131268	222,805.40	90	0	34	ARM	191 BPS	to be assigned
1246	109131433	449,536.49	82	0	27	ARM	191 BPS	to be assigned
1247	109131508	89,024.14	90	0	34	ARM	191 BPS	to be assigned
1248	109131565	136,588.02	90	0	34	ARM	191 BPS	to be assigned
1249	109131599	76,022.49	90	0	34	fixed	131 BPS	to be assigned
1250	109131748	26,741.42	85	0	30	fixed	131 BPS	to be assigned
1251	109131763	161,665.01	90	0	34	ARM	191 BPS	to be assigned
1252	109131789	230,848.84	85	0	30	ARM	191 BPS	to be assigned
1253	109131821	213,308.01	95	0	37	ARM	191 BPS	to be assigned
1254	109131854	219,911.09	95	0	37	ARM	191 BPS	to be assigned
1255	109131870	341,415.62	90	0	34	ARM	191 BPS	to be assigned
1256	109131888	148,565.38	85	0	30	ARM	191 BPS	to be assigned
1257	109131979	165,393.18	85	0	30	fixed	131 BPS	to be assigned
1258	109132183	89,892.78	90	0	34	ARM	191 BPS	to be assigned
1259	109132266	110,335.46	85	0	30	ARM	191 BPS	to be assigned
1260	109132399	237,239.01	95	0	37	ARM	191 BPS	to be assigned
1261	109132415	185,007.14	85	0	30	ARM	191 BPS	to be assigned
1262	109132423	148,545.61	85	0	30	ARM	191 BPS	to be assigned
1263	109132480	233,166.10	85	0	30	ARM	191 BPS	to be assigned
1264	109132555	135,852.40	85	0	30	ARM	191 BPS	to be assigned
1265	109132688	201,054.10	95	0	37	ARM	191 BPS	to be assigned
1266	109132712	156,759.14	93	0	36	ARM	191 BPS	to be assigned
1267	109132886	283,805.97	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1268	109133009	125,578.47	85	0	30	ARM	191 BPS	to be assigned
1269	109133041	135,242.19	87	0	32	ARM	191 BPS	to be assigned
1270	109133108	135,858.44	85	0	30	ARM	191 BPS	to be assigned
1271	109133199	244,576.93	100	0	40	ARM	191 BPS	to be assigned
1272	109133348	305,535.19	90	0	34	ARM	191 BPS	to be assigned
1273	109133363	129,790.42	84	0	29	ARM	191 BPS	to be assigned
1274	109133371	242,597.96	90	0	34	ARM	191 BPS	to be assigned
1275	109133454	175,510.93	93	0	36	fixed	131 BPS	to be assigned
1276	109133553	296,471.90	90	0	34	ARM	191 BPS	to be assigned
1277	109133579	381,889.43	85	0	30	ARM	191 BPS	to be assigned
1278	109133751	176,749.34	82	0	28	ARM	191 BPS	to be assigned
1279	109133827	246,030.99	85	0	30	ARM	191 BPS	to be assigned
1280	109133850	233,615.26	90	0	34	ARM	191 BPS	to be assigned
1281	109133876	185,646.10	85	0	30	ARM	191 BPS	to be assigned
1282	109133918	292,018.12	90	0	34	ARM	191 BPS	to be assigned
1283	109133967	177,729.63	85	0	30	ARM	191 BPS	to be assigned
1284	109133975	269,555.19	90	0	34	ARM	191 BPS	to be assigned
1285	109134148	136,559.11	95	0	37	ARM	191 BPS	to be assigned
1286	109134262	127,359.89	83	0	28	ARM	191 BPS	to be assigned
1287	109134445	247,095.40	90	0	34	ARM	191 BPS	to be assigned
1288	109134452	214,667.63	85	0	30	ARM	191 BPS	to be assigned
1289	109134460	251,456.24	95	0	37	fixed	131 BPS	to be assigned
1290	109134551	138,712.22	90	0	34	fixed	131 BPS	to be assigned
1291	109134684	249,380.41	100	0	40	ARM	191 BPS	to be assigned
1292	109134841	195,919.34	90	0	34	ARM	191 BPS	to be assigned
1293	109134866	202,056.53	85	0	30	ARM	191 BPS	to be assigned
1294	109134882	192,170.81	90	0	34	ARM	191 BPS	to be assigned
1295	109134908	203,663.92	85	0	30	ARM	191 BPS	to be assigned
1296	109134916	294,962.92	95	0	37	ARM	191 BPS	to be assigned
1297	109135020	158,139.04	90	0	34	fixed	131 BPS	to be assigned
1298	109135079	194,413.70	95	0	37	ARM	191 BPS	to be assigned
1299	109135194	138,362.99	90	0	34	ARM	191 BPS	to be assigned
1300	109135350	134,685.29	90	0	34	ARM	191 BPS	to be assigned
1301	109135442	115,473.25	85	0	30	ARM	191 BPS	to be assigned
1302	109135509	58,140.77	84	0	29	ARM	191 BPS	to be assigned
1303	109135566	159,555.94	85	0	30	ARM	191 BPS	to be assigned
1304	109135616	124,306.28	95	0	37	ARM	191 BPS	to be assigned
1305	109135707	223,384.91	95	0	37	ARM	191 BPS	to be assigned
1306	109135715	35,969.99	90	0	34	fixed	131 BPS	to be assigned
1307	109135756	82,418.03	90	0	34	ARM	191 BPS	to be assigned
1308	109135764	88,616.45	95	0	37	ARM	191 BPS	to be assigned
1309	109135798	66,004.73	90	0	34	ARM	191 BPS	to be assigned
1310	109135822	64,237.81	84	0	29	ARM	191 BPS	to be assigned
1311	109135830	63,681.52	85	0	30	fixed	131 BPS	to be assigned
1312	109136051	161,249.51	85	0	30	ARM	191 BPS	to be assigned
1313	109136085	260,883.73	95	0	37	ARM	191 BPS	to be assigned
1314	109136127	95,870.73	100	0	40	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1315	109136176	58,558.21	85	0	30	ARM	191 BPS	to be assigned
1316	109136234	125,802.81	100	0	40	ARM	191 BPS	to be assigned
1317	109136242	164,699.17	94	0	37	ARM	191 BPS	to be assigned
1318	109136259	167,198.18	85	0	30	ARM	191 BPS	to be assigned
1319	109136275	213,343.30	95	0	37	ARM	191 BPS	to be assigned
1320	109136333	218,396.45	90	0	34	ARM	191 BPS	to be assigned
1321	109136457	137,471.34	85	0	30	ARM	191 BPS	to be assigned
1322	109136481	82,665.95	90	0	34	ARM	191 BPS	to be assigned
1323	109136515	128,225.87	85	0	30	ARM	191 BPS	to be assigned
1324	109136523	143,833.70	90	0	34	ARM	191 BPS	to be assigned
1325	109136598	76,100.72	100	0	40	ARM	191 BPS	to be assigned
1326	109136606	153,738.32	90	0	34	ARM	191 BPS	to be assigned
1327	109136689	24,975.82	83	0	28	fixed	131 BPS	to be assigned
1328	109136721	179,657.51	90	0	34	ARM	191 BPS	to be assigned
1329	109136747	130,346.14	90	0	34	ARM	191 BPS	to be assigned
1330	109136788	159,983.85	90	0	34	ARM	191 BPS	to be assigned
1331	109136986	246,093.90	85	0	30	ARM	191 BPS	to be assigned
1332	109137075	208,672.93	95	0	37	ARM	191 BPS	to be assigned
1333	109137091	72,181.59	87	0	32	ARM	191 BPS	to be assigned
1334	109137281	183,925.73	90	0	34	ARM	191 BPS	to be assigned
1335	109137356	326,580.12	85	0	30	ARM	191 BPS	to be assigned
1336	109137455	135,811.24	85	0	30	ARM	191 BPS	to be assigned
1337	109137539	162,105.58	81	0	27	ARM	191 BPS	to be assigned
1338	109137547	222,641.23	95	0	37	ARM	191 BPS	to be assigned
1339	109137745	51,222.06	90	0	34	ARM	191 BPS	to be assigned
1340	109137760	132,801.96	85	0	30	fixed	131 BPS	to be assigned
1341	109137786	114,578.79	90	0	34	ARM	191 BPS	to be assigned
1342	109137844	322,718.98	90	0	34	ARM	191 BPS	to be assigned
1343	109137893	140,091.34	83	0	28	ARM	191 BPS	to be assigned
1344	109137927	121,366.48	90	0	34	ARM	191 BPS	to be assigned
1345	109138032	203,826.33	85	0	30	ARM	191 BPS	to be assigned
1346	109138115	54,346.81	85	0	30	ARM	191 BPS	to be assigned
1347	109138123	164,415.58	90	0	34	ARM	191 BPS	to be assigned
1348	109138131	264,660.87	100	0	40	ARM	191 BPS	to be assigned
1349	109138198	89,914.78	90	0	34	fixed	131 BPS	to be assigned
1350	109138214	155,978.40	90	0	34	ARM	191 BPS	to be assigned
1351	109138305	152,796.06	90	0	34	ARM	191 BPS	to be assigned
1352	109138313	222,870.97	90	0	34	ARM	191 BPS	to be assigned
1353	109138321	38,671.35	90	0	34	ARM	191 BPS	to be assigned
1354	109138537	127,340.12	85	0	30	ARM	191 BPS	to be assigned
1355	109138560	101,504.58	95	0	37	ARM	191 BPS	to be assigned
1356	109138586	134,851.66	90	0	34	ARM	191 BPS	to be assigned
1357	109138636	101,537.36	95	0	37	ARM	191 BPS	to be assigned
1358	109138677	237,739.00	100	0	40	fixed	131 BPS	to be assigned
1359	109138701	134,824.93	90	0	34	fixed	131 BPS	to be assigned
1360	109138750	415,067.98	82	0	27	ARM	191 BPS	to be assigned
1361	109138867	157,276.96	90	0	34	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1362	109138917	156,547.33	95	0	37	ARM	191 BPS	to be assigned
1363	109138974	169,782.43	85	0	30	fixed	131 BPS	to be assigned
1364	109139139	83,402.62	85	0	30	fixed	131 BPS	to be assigned
1365	109139170	258,673.67	90	0	34	fixed	131 BPS	to be assigned
1366	109139188	243,728.38	95	0	37	fixed	131 BPS	to be assigned
1367	109139246	347,345.40	95	0	37	fixed	131 BPS	to be assigned
1368	109139261	284,553.99	95	0	37	fixed	131 BPS	to be assigned
1369	109139287	408,487.02	87	0	32	fixed	131 BPS	to be assigned
1370	109139311	251,424.59	90	0	34	ARM	191 BPS	to be assigned
1371	109139352	351,841.37	95	0	37	fixed	131 BPS	to be assigned
1372	109139402	445,501.71	85	0	30	ARM	191 BPS	to be assigned
1373	109139444	470,972.83	85	0	30	fixed	131 BPS	to be assigned
1374	109139469	237,179.56	95	0	37	fixed	131 BPS	to be assigned
1375	109139501	104,896.06	100	0	40	fixed	131 BPS	to be assigned
1376	109139592	107,867.31	90	0	34	fixed	131 BPS	to be assigned
1377	109139600	287,627.65	90	0	34	fixed	131 BPS	to be assigned
1378	109139618	72,094.62	95	0	37	ARM	191 BPS	to be assigned
1379	109139709	134,707.02	95	0	37	ARM	191 BPS	to be assigned
1380	109139733	157,211.67	90	0	34	ARM	191 BPS	to be assigned
1381	109139782	93,895.36	95	0	37	ARM	191 BPS	to be assigned
1382	109139808	241,639.36	90	0	34	ARM	191 BPS	to be assigned
1383	109139816	341,436.58	90	0	34	fixed	131 BPS	to be assigned
1384	109139832	227,660.52	95	0	37	ARM	191 BPS	to be assigned
1385	109139857	58,421.22	90	0	34	fixed	131 BPS	to be assigned
1386	109140129	91,711.23	90	0	34	ARM	191 BPS	to be assigned
1387	109140178	70,178.69	90	0	34	ARM	191 BPS	to be assigned
1388	109140244	26,076.57	90	0	34	ARM	191 BPS	to be assigned
1389	109140426	171,838.85	91	0	35	fixed	131 BPS	to be assigned
1390	109140442	123,439.69	85	0	30	ARM	191 BPS	to be assigned
1391	109140475	148,547.69	85	0	30	fixed	131 BPS	to be assigned
1392	109140491	74,740.94	85	0	30	ARM	191 BPS	to be assigned
1393	109140558	79,286.23	84	0	29	ARM	191 BPS	to be assigned
1394	109140566	181,251.03	97	0	38	ARM	191 BPS	to be assigned
1395	109140590	101,243.61	85	0	30	fixed	131 BPS	to be assigned
1396	109140731	343,983.64	90	0	34	ARM	191 BPS	to be assigned
1397	109140764	154,545.92	95	0	37	ARM	191 BPS	to be assigned
1398	109140905	215,844.52	94	0	37	ARM	191 BPS	to be assigned
1399	109140913	254,624.10	85	0	30	ARM	191 BPS	to be assigned
1400	109140947	118,826.46	95	0	37	ARM	191 BPS	to be assigned
1401	109140996	189,638.48	81	0	26	ARM	191 BPS	to be assigned
1402	109141002	144,135.50	85	0	30	ARM	191 BPS	to be assigned
1403	109141200	208,507.91	95	0	37	ARM	191 BPS	to be assigned
1404	109141267	271,283.17	95	0	37	ARM	191 BPS	to be assigned
1405	109141309	138,475.78	85	0	30	ARM	191 BPS	to be assigned
1406	109141366	175,152.46	90	0	34	ARM	191 BPS	to be assigned
1407	109141564	271,622.47	85	0	30	fixed	131 BPS	to be assigned
1408	109141648	379,456.42	95	0	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1409	109141697	266,719.17	100	0	40	fixed	131 BPS	to be assigned
1410	109141804	411,386.55	84	0	29	ARM	191 BPS	to be assigned
1411	109141937	471,011.75	85	0	30	ARM	191 BPS	to be assigned
1412	109142026	267,264.57	85	0	30	ARM	191 BPS	to be assigned
1413	109142034	335,170.22	85	0	30	fixed	131 BPS	to be assigned
1414	109142109	359,584.23	91	0	35	ARM	191 BPS	to be assigned
1415	109142174	310,972.14	90	0	34	ARM	191 BPS	to be assigned
1416	109142240	107,870.02	90	0	34	ARM	191 BPS	to be assigned
1417	109142307	229,158.29	90	0	34	ARM	191 BPS	to be assigned
1418	109142489	52,167.82	90	0	34	ARM	191 BPS	to be assigned
1419	109142547	139,311.79	90	0	34	ARM	191 BPS	to be assigned
1420	109142638	136,170.79	90	0	34	ARM	191 BPS	to be assigned
1421	109142703	72,915.52	83	0	28	ARM	191 BPS	to be assigned
1422	109142786	132,748.30	95	0	37	ARM	191 BPS	to be assigned
1423	109143230	314,540.27	90	0	34	ARM	191 BPS	to be assigned
1424	109143248	129,828.24	85	0	30	ARM	191 BPS	to be assigned
1425	109143297	309,920.49	90	0	34	ARM	191 BPS	to be assigned
1426	109143313	251,560.14	90	0	34	ARM	191 BPS	to be assigned
1427	109143396	135,244.67	81	0	26	ARM	191 BPS	to be assigned
1428	109143420	180,256.47	95	0	37	ARM	191 BPS	to be assigned
1429	109143644	206,658.98	90	0	34	ARM	191 BPS	to be assigned
1430	109143875	315,095.79	89	0	33	ARM	191 BPS	to be assigned
1431	109143909	165,349.14	85	0	30	ARM	191 BPS	to be assigned
1432	109143966	247,127.76	90	0	34	ARM	191 BPS	to be assigned
1433	109144055	161,720.26	90	0	34	ARM	191 BPS	to be assigned
1434	109144147	148,902.34	95	0	37	ARM	191 BPS	to be assigned
1435	109144311	125,800.84	90	0	34	ARM	191 BPS	to be assigned
1436	109144337	99,869.39	93	0	36	ARM	191 BPS	to be assigned
1437	109144345	200,218.33	85	0	30	ARM	191 BPS	to be assigned
1438	109144360	271,668.59	85	0	30	ARM	191 BPS	to be assigned
1439	109144378	324,618.90	90	0	34	ARM	191 BPS	to be assigned
1440	109144436	179,785.57	90	0	34	ARM	191 BPS	to be assigned
1441	109144824	213,776.07	90	0	34	ARM	191 BPS	to be assigned
1442	109144865	71,907.13	90	0	34	ARM	191 BPS	to be assigned
1443	109144881	235,664.48	90	0	34	ARM	191 BPS	to be assigned
1444	109144931	152,724.40	85	0	30	ARM	191 BPS	to be assigned
1445	109144949	411,572.19	85	0	30	ARM	191 BPS	to be assigned
1446	109145011	381,770.03	90	0	34	ARM	191 BPS	to be assigned
1447	109145037	165,971.22	95	0	37	ARM	191 BPS	to be assigned
1448	109145060	69,859.45	90	0	34	ARM	191 BPS	to be assigned
1449	109145185	125,792.10	90	0	34	ARM	191 BPS	to be assigned
1450	109145193	54,083.48	95	0	37	ARM	191 BPS	to be assigned
1451	109145219	131,868.56	95	0	37	ARM	191 BPS	to be assigned
1452	109145276	64,618.72	85	0	30	ARM	191 BPS	to be assigned
1453	109145367	52,647.53	85	0	30	ARM	191 BPS	to be assigned
1454	109145375	52,146.23	90	0	34	ARM	191 BPS	to be assigned
1455	109145466	184,287.44	100	0	40	fixed	131 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1456	109145516	137,470.28	95	0	37	fixed	131 BPS	to be assigned
1457	109145664	280,090.54	85	0	30	ARM	191 BPS	to be assigned
1458	109145672	44,924.52	81	0	26	ARM	191 BPS	to be assigned
1459	109145698	114,629.30	85	0	30	ARM	191 BPS	to be assigned
1460	109145714	71,893.85	90	0	34	ARM	191 BPS	to be assigned
1461	109145722	55,742.52	90	0	34	ARM	191 BPS	to be assigned
1462	109145748	133,274.81	85	0	30	ARM	191 BPS	to be assigned
1463	109145854	210,756.32	90	0	34	fixed	131 BPS	to be assigned
1464	109145896	139,252.06	90	0	34	ARM	191 BPS	to be assigned
1465	109145979	89,884.83	90	0	34	ARM	191 BPS	to be assigned
1466	109145995	110,234.62	85	0	30	ARM	191 BPS	to be assigned
1467	109146027	181,534.66	90	0	34	ARM	191 BPS	to be assigned
1468	109146134	136,663.85	85	0	30	ARM	191 BPS	to be assigned
1469	109146159	201,325.70	88	0	32	fixed	131 BPS	to be assigned
1470	109146480	284,258.28	85	0	30	ARM	191 BPS	to be assigned
1471	109146498	310,937.30	84	0	29	ARM	191 BPS	to be assigned
1472	109146530	169,701.35	85	0	30	ARM	191 BPS	to be assigned
1473	109146563	140,082.94	85	0	30	ARM	191 BPS	to be assigned
1474	109146639	230,130.37	90	0	34	ARM	191 BPS	to be assigned
1475	109146662	251,331.98	95	0	37	ARM	191 BPS	to be assigned
1476	109146712	275,817.68	85	0	30	ARM	191 BPS	to be assigned
1477	109146886	249,608.76	90	0	34	ARM	191 BPS	to be assigned
1478	109146894	145,724.53	88	0	33	ARM	191 BPS	to be assigned
1479	109146902	140,026.13	85	0	30	ARM	191 BPS	to be assigned
1480	109146951	88,255.55	85	0	30	ARM	191 BPS	to be assigned
1481	109147140	159,694.92	84	0	29	ARM	191 BPS	to be assigned
1482	109147157	486,843.60	81	0	27	ARM	191 BPS	to be assigned
1483	109147413	314,476.96	87	0	32	ARM	191 BPS	to be assigned
1484	109147447	404,327.53	90	0	34	ARM	191 BPS	to be assigned
1485	109147462	233,684.29	90	0	34	ARM	191 BPS	to be assigned
1486	109147553	145,163.60	85	0	30	ARM	191 BPS	to be assigned
1487	109147587	317,124.02	90	0	34	ARM	191 BPS	to be assigned
1488	109147611	336,634.75	90	0	34	ARM	191 BPS	to be assigned
1489	109147637	185,868.91	95	0	37	ARM	191 BPS	to be assigned
1490	109147801	78,703.05	90	0	34	ARM	191 BPS	to be assigned
1491	109147835	193,181.21	90	0	34	ARM	191 BPS	to be assigned
1492	109147843	308,140.34	90	0	34	ARM	191 BPS	to be assigned
1493	109147850	127,326.58	85	0	30	fixed	131 BPS	to be assigned
1494	109147900	179,692.19	90	0	34	ARM	191 BPS	to be assigned
1495	109147934	160,833.94	90	0	34	ARM	191 BPS	to be assigned
1496	109147967	264,388.30	95	0	37	ARM	191 BPS	to be assigned
1497	109148007	187,335.34	90	0	34	ARM	191 BPS	to be assigned
1498	109148049	314,412.10	90	0	34	ARM	191 BPS	to be assigned
1499	109148270	186,727.08	95	0	37	ARM	191 BPS	to be assigned
1500	109148288	62,738.72	90	0	34	fixed	131 BPS	to be assigned
1501	109148379	196,382.53	95	0	37	ARM	191 BPS	to be assigned
1502	109148478	93,934.94	95	0	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1503	109148585	107,845.51	90	0	34	ARM	191 BPS	to be assigned
1504	109148635	81,761.93	90	0	34	ARM	191 BPS	to be assigned
1505	109148643	242,581.72	90	0	34	ARM	191 BPS	to be assigned
1506	109148684	296,501.97	90	0	34	ARM	191 BPS	to be assigned
1507	109148734	108,164.90	95	0	37	ARM	191 BPS	to be assigned
1508	109148742	153,656.75	95	0	37	ARM	191 BPS	to be assigned
1509	109148767	345,796.43	90	0	34	ARM	191 BPS	to be assigned
1510	109148791	117,717.31	90	0	34	ARM	191 BPS	to be assigned
1511	109148833	287,324.66	90	0	34	ARM	191 BPS	to be assigned
1512	109148890	184,161.11	82	0	27	fixed	131 BPS	to be assigned
1513	109149005	269,471.17	85	0	30	fixed	131 BPS	to be assigned
1514	109149070	140,047.34	85	0	30	ARM	191 BPS	to be assigned
1515	109149104	232,348.07	95	0	37	ARM	191 BPS	to be assigned
1516	109149138	179,254.20	95	0	37	ARM	191 BPS	to be assigned
1517	109149237	214,846.39	90	0	34	ARM	191 BPS	to be assigned
1518	109149336	148,278.88	90	0	34	fixed	131 BPS	to be assigned
1519	109149369	116,809.13	90	0	34	fixed	131 BPS	to be assigned
1520	109149385	215,644.15	90	0	34	fixed	131 BPS	to be assigned
1521	109149393	251,585.65	90	0	34	ARM	191 BPS	to be assigned
1522	109149427	258,720.89	90	0	34	ARM	191 BPS	to be assigned
1523	109149542	146,374.59	90	0	34	ARM	191 BPS	to be assigned
1524	109149575	224,734.71	90	0	34	fixed	131 BPS	to be assigned
1525	109149583	148,255.83	90	0	34	ARM	191 BPS	to be assigned
1526	109149633	310,353.88	100	0	40	fixed	131 BPS	to be assigned
1527	109149641	224,650.88	95	0	37	ARM	191 BPS	to be assigned
1528	109149666	167,658.86	82	0	27	fixed	131 BPS	to be assigned
1529	109149740	215,527.76	85	0	30	ARM	191 BPS	to be assigned
1530	109149799	152,677.19	90	0	34	ARM	191 BPS	to be assigned
1531	109149898	255,655.31	90	0	34	fixed	131 BPS	to be assigned
1532	109150227	65,714.89	84	0	29	ARM	191 BPS	to be assigned
1533	109150300	168,314.49	94	0	36	ARM	191 BPS	to be assigned
1534	109150359	254,696.26	89	0	33	ARM	191 BPS	to be assigned
1535	109150433	204,831.58	90	0	34	ARM	191 BPS	to be assigned
1536	109150458	269,079.78	85	0	30	ARM	191 BPS	to be assigned
1537	109150516	345,713.59	90	0	34	ARM	191 BPS	to be assigned
1538	109150540	155,568.02	95	0	37	ARM	191 BPS	to be assigned
1539	109150748	45,000.49	85	0	30	fixed	131 BPS	to be assigned
1540	109150839	58,509.75	95	0	37	ARM	191 BPS	to be assigned
1541	109150920	104,250.09	90	0	34	ARM	191 BPS	to be assigned
1542	109150938	82,376.59	85	0	30	ARM	191 BPS	to be assigned
1543	109150946	36,602.23	90	0	34	ARM	191 BPS	to be assigned
1544	109150979	58,363.86	90	0	34	ARM	191 BPS	to be assigned
1545	109150987	69,121.42	90	0	34	ARM	191 BPS	to be assigned
1546	109151035	289,393.70	90	0	34	ARM	191 BPS	to be assigned
1547	109151043	149,251.66	88	0	32	ARM	191 BPS	to be assigned
1548	109151050	213,608.25	82	0	28	ARM	191 BPS	to be assigned
1549	109151142	245,998.38	95	0	37	ARM	191 BPS	to be assigned

MGIC Master Policy 12-670-4-3305 Certificate Schedule	MGIC

	ALoan	Amount of		Amount of	Amount of	Loan	Premium	MGIC
	Number	Insurable Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate	Certificate Number

1550	109151159	251,624.77	90	0	34	ARM	191 BPS	to be assigned
1551	109151241	297,009.89	85	0	30	ARM	191 BPS	to be assigned
1552	109151431	307,429.56	95	0	37	ARM	191 BPS	to be assigned
1553	109151480	220,115.49	90	0	34	ARM	191 BPS	to be assigned
1554	109151498	233,597.52	90	0	34	ARM	191 BPS	to be assigned
1555	109151506	296,724.66	90	0	34	ARM	191 BPS	to be assigned
1556	109151514	121,054.64	90	0	34	ARM	191 BPS	to be assigned
1557	109151555	280,118.46	85	0	30	ARM	191 BPS	to be assigned
1558	109151589	318,289.44	85	0	30	ARM	191 BPS	to be assigned